
                                                                 EXHIBIT 10.1

================================================================================


                              AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT

                           dated as of July 12, 2000

                                     among

                              QUANTUM CORPORATION,
                                   as Lessee

                           SELCO SERVICE CORPORATION,
                        as Lessor and as a Participant,

                            THE BANK OF NOVA SCOTIA,
                        KEYBANK NATIONAL ASSOCIATION AND
                        UNION BANK OF CALIFORNIA, N.A.,
                                as Participants,

                                      and

                            THE BANK OF NOVA SCOTIA,
                                    as Agent



                   Specialty Storage Product Group Facilities



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                               TABLE OF CONTENTS

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SECTION 1         DEFINITIONS; INTERPRETATION...............................................................     2

SECTION 2         CLOSING DATE..............................................................................     2

SECTION 3         ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES..........................................     2

         SECTION 3.1           Lessor Commitment............................................................     2

         SECTION 3.2           Participants' Commitments....................................................     2

         SECTION 3.3           Procedures for Acquisition of the Land Interest..............................     3

         SECTION 3.4           Procedures for Advances......................................................     3

         SECTION 3.5           Allocation of Commitments....................................................     3

         SECTION 3.6           Actions on Restructuring Date................................................     4

         SECTION 3.7           Termination, Extension or Reduction of Participants' Commitments.............     4

         SECTION 3.8           Interest Rates; Yield and Payment Dates......................................     6

         SECTION 3.9           Computation of Interest and Yield............................................     7

         SECTION 3.10          Pro Rata Treatment and Payments..............................................     7

         SECTION 3.11          The Account..................................................................     8

         SECTION 3.12          Basic Rent...................................................................     8

         SECTION 3.13          Purchase Payments by Lessee..................................................     8

         SECTION 3.14          Residual Value Guarantee Amount Payment by Lessee............................     9

         SECTION 3.15          Sales Proceeds of Remarketing of Property....................................    10

         SECTION 3.16          Supplemental Rent............................................................    11

         SECTION 3.17          Excepted Payments............................................................    11

         SECTION 3.18          Distribution of Payments After Event of Default..............................    11

         SECTION 3.19          Other Payments...............................................................    12

         SECTION 3.20          Casualty and Condemnation Amounts............................................    13

         SECTION 3.21          Order of Application.........................................................    13

SECTION 4         FEES......................................................................................    13

         SECTION 4.1           Administrative Fee...........................................................    13

         SECTION 4.2           Overdue Fees.................................................................    13

SECTION 5         CERTAIN INTENTIONS OF THE PARTIES.........................................................    13

         SECTION 5.1           Nature of Transaction........................................................    13

         SECTION 5.2           Amounts Due Under Lease......................................................    14
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SECTION 6         CONDITIONS PRECEDENT TO  ACQUISITION OF LAND INTEREST AND ADVANCES........................    15

         SECTION 6.1           Conditions Precedent -- Documentation........................................    15

                  (a)      Acquisition and Funding Request..................................................    15

                  (b)      Closing Date; Operative Documents................................................    15

                  (c)      Environmental Certificate........................................................    16

                  (d)      Preliminary Letter of Value......................................................    16

                  (e)      Deed.............................................................................    16

                  (f)      Lease Supplement; Equipment Schedule.............................................    16

                  (g)      Survey and Title Insurance.......................................................    16

                  (h)      Evidence of Recording and Filing.................................................    17

                  (i)      Evidence of Insurance............................................................    17

                  (j)      Evidence of Use of Proceeds......................................................    17

                  (k)      Taxes............................................................................    17

                  (l)      Opinions of Counsel..............................................................    17

                  (m)      Approvals........................................................................    18

                  (n)      Litigation.......................................................................    18

                  (o)      Requirements of Law..............................................................    18

                  (p)      Responsible Officer's Certificate of the Lessee..................................    18

                  (q)      The Lessee's Resolutions and Incumbency Certificate, etc.........................    18

                  (r)      Responsible Officer's Certificate of the Guarantor...............................    18

                  (s)      The Guarantor's Resolutions and Incumbency Certificate, etc......................    19

                  (t)      Land Interest Acquisition Date...................................................    19

                  (u)      No Material Adverse Effect.......................................................    19

                  (v)      Responsible Officer's Certificate of the Lessor..................................    19

                  (w)      The Lessor's Resolutions and Incumbency Certificate, etc.........................    19

                  (x)      Construction Budget..............................................................    20

                  (y)      Termination of Liens.............................................................    20

                  (z)      Property Purchase Agreement Conditions...........................................    20

         SECTION 6.2           Further Conditions Precedent.................................................    20

                  (a)      Representations and Warranties...................................................    20
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                  (b)      Performance of Covenants........................................................     20

                  (c)      Title...........................................................................     21

                  (d)      No Default......................................................................     21

         SECTION 6.3           Further Condition Precedent.................................................     21

                  (a)      Appraisal.......................................................................     21

         SECTION 6.4           Conditions to Restructuring Date............................................     21

SECTION 7         COMPLETION DATE CONDITIONS...............................................................     22

         SECTION 7.1           Conditions..................................................................     22

                  (a)      Architect's Certificate.........................................................     22

                  (b)      Construction Completion.........................................................     22

                  (c)      Lessee Certification............................................................     22

SECTION 8         REPRESENTATIONS..........................................................................     23

         SECTION 8.1           Representations of the Lessor...............................................     23

                  (a)      Due Organization, etc...........................................................     23

                  (b)      Authorization; No Conflict......................................................     23

                  (c)      Enforceability, etc.............................................................     23

                  (d)      Litigation......................................................................     23

                  (e)      Assignment......................................................................     24

                  (f)      Defaults........................................................................     24

                  (g)      Use of Proceeds.................................................................     24

                  (h)      Securities Act..................................................................     24

                  (i)      Chief Place of Business.........................................................     24

                  (j)      Federal Reserve Regulations.....................................................     24

                  (k)      Investment Company Act..........................................................     24

                  (l)      No Plan Assets..................................................................     24

                  (m)      Equity Source...................................................................     24

         SECTION 8.2           Representations of the Participants.........................................     25

                  (a)      No Plan Assets..................................................................     25

                  (b)      Due Organization, etc...........................................................     25

                  (c)      Authorization; No Conflict......................................................     25
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                  (d)      Enforceability, etc.............................................................     25

                  (e)      Litigation......................................................................     25

         SECTION 8.3           Representations of the Lessee...............................................     26

                  (a)      Corporate Status................................................................     26

                  (b)      Corporate Power and Authority...................................................     26

                  (c)      No Violation....................................................................     26

                  (d)      Litigation......................................................................     26

                  (e)      Governmental Approvals..........................................................     26

                  (f)      Investment Company Act..........................................................     27

                  (g)      Public Utility Holding Company Act..............................................     27

                  (h)      Accuracy of Information Furnished...............................................     27

                  (i)      Taxes...........................................................................     27

                  (j)      Compliance with ERISA...........................................................     27

                  (k)      Environmental and Other Regulations.............................................     28

                  (l)      Offer of Securities, etc........................................................     28

                  (m)      Financial Statements............................................................     28

                  (n)      No Violation or Default.........................................................     28

                  (o)      Title; Possession Under Leases..................................................     28

                  (p)      Patent and Other Rights.........................................................     29

                  (q)      Solvency, Etc...................................................................     29

                  (r)      Catastrophic Events.............................................................     29

         SECTION 8.4           Representations of the Lessee With Respect to the Property on the Land
                               Interest Acquisition Date...................................................     29

                  (a)      Representations.................................................................     29

                  (b)      Property........................................................................     29

                  (c)      Title...........................................................................     30

                  (d)      Insurance.......................................................................     31

                  (e)      Lease...........................................................................     31

                  (f)      Protection of Interests.........................................................     31

                  (g)      Flood Hazard Areas..............................................................     31

                  (h)      Conditions Precedent............................................................     31
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         SECTION 8.5     Representations of the Lessee With Respect to Each Advance.......................      31

            (a)      Representations......................................................................      31

            (b)      Improvements.........................................................................      32

            (c)      No Liens.............................................................................      32

            (d)      Advance..............................................................................      32

            (e)      Lease................................................................................      32

            (f)      Protection of Interests..............................................................      32

            (g)      Title Insurance Date Down Endorsement................................................      32

SECTION 9   PAYMENT OF CERTAIN EXPENSES...................................................................      33

         SECTION 9.1     Transaction Expenses.............................................................      33

         SECTION 9.2     Brokers' Fees and Stamp Taxes....................................................      33

         SECTION 9.3     Obligations......................................................................      33

SECTION 10  OTHER COVENANTS AND AGREEMENTS................................................................      34

         SECTION 10.1    Covenants of the Lessee..........................................................      34

            (a)      Financial Statements.................................................................      34

            (b)      Certificates, Notices and Other Information..........................................      35

            (c)      Payment of Taxes.....................................................................      36

            (d)      Preservation of Existence............................................................      36

            (e)      Maintenance of Properties............................................................      36

            (f)      Maintenance of Insurance.............................................................      36

            (g)      Compliance with Requirements of Law..................................................      36

            (h)      Inspection Rights....................................................................      36

            (i)      Keeping of Records and Books of Account..............................................      37

            (j)      Compliance with ERISA................................................................      37

            (k)      Compliance With Agreements...........................................................      37

            (l)      Indebtedness.........................................................................      37

            (m)      Liens................................................................................      38

            (n)      Fundamental Changes..................................................................      40

            (o)      Dispositions.........................................................................      40

            (p)      Investments..........................................................................      41
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            (q)      Restricted Payments..................................................................      41

            (r)      ERISA................................................................................      42

            (s)      Change in Nature of Business.........................................................      42

            (t)      Transactions with Affiliates.........................................................      42

            (u)      Certain Indebtedness Payments, Etc...................................................      42

            (v)      Financial Covenants..................................................................      43

            (w)      Appraisal............................................................................      44

            (x)      No Impairment of Deposits............................................................      44

         SECTION 10.2    Cooperation with the Lessee......................................................      44

         SECTION 10.3    Covenants of the Lessor..........................................................      45

            (a)      Discharge of Liens...................................................................      45

            (b)      Change of Chief Place of Business....................................................      45

SECTION 11   PARTICIPATIONS...............................................................................      45

         SECTION 11.1    Amendments; Actions on Default...................................................      45

         SECTION 11.2    General..........................................................................      47

         SECTION 11.3    Conflicts........................................................................      47

         SECTION 11.4    Refusal to Give Consents or Fund.................................................      48

         SECTION 11.5    Required Repayments..............................................................      48

         SECTION 11.6    Indemnification..................................................................      49

         SECTION 11.7    Required Supplemental Payments...................................................      49

         SECTION 11.8    Application of Payments Received From Defaulting Participant As a Cure
                         For Payment Defaults.............................................................      50

         SECTION 11.9    Order of Application.............................................................      50

         SECTION 11.10   Investments Pending Dispute Resolution; Overnight Investments....................      50

         SECTION 11.11   Agent to Exercise Lessor's Rights................................................      51

         SECTION 11.12   Exculpatory Provisions Regarding the Lessor......................................      51

SECTION 12  TRANSFERS OF PARTICIPANTS' INTERESTS..........................................................      51

         SECTION 12.1    Restrictions on and Effect of Transfer by Participants...........................      51

            (a)      Required Notice and Effective Date...................................................      52

            (b)      Assumption of Obligations............................................................      52
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                  (c)      Employee Benefit Plans..........................................................     52

                  (d)      Representations.................................................................     52

                  (e)      Amounts; Agent's Fee............................................................     53

                  (f)      Applicable Law..................................................................     53

                  (g)      Effect..........................................................................     53

         SECTION 12.2          Covenants and Agreements of Participants....................................     53

                  (a)      Participations..................................................................     53

                  (b)      Transferee Indemnities..........................................................     54

         SECTION 12.3          Future Participants.........................................................     54

SECTION 13        INDEMNIFICATION..........................................................................     54

         SECTION 13.1          General Indemnification.....................................................     54

         SECTION 13.2          End of Term Indemnity.......................................................     56

         SECTION 13.3          Environmental Indemnity.....................................................     57

         SECTION 13.4          Proceedings in Respect of Claims............................................     58

         SECTION 13.5          General Impositions Indemnity...............................................     60

                  (a)      Indemnification.................................................................     60

                  (b)      Payments........................................................................     60

                  (c)      Reports and Returns.............................................................     60

                  (d)      Income Inclusions...............................................................     61

                  (e)      Withholding Taxes...............................................................     61

                  (f)      Contests of Impositions.........................................................     62

                  (g)      Documentation of Withholding Status.............................................     63

                  (h)      Limitation on Tax Indemnification...............................................     64

                  (i)      Tax Savings.....................................................................     64

         SECTION 13.6          Funding Losses..............................................................     64

         SECTION 13.7          Regulation D Compensation...................................................     64

         SECTION 13.8          Basis for Determining Interest Rate Inadequate or Unfair....................     65

         SECTION 13.9          Illegality..................................................................     65

         SECTION 13.10         Increased Cost and Reduced Return...........................................     66

         SECTION 13.11         Substitution of Participant.................................................     67
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         SECTION 13.12    Indemnity Payments in Addition to Residual Value Guarantee Amount...........     68
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SECTION 14  THE AGENT................................................................................    68

         SECTION 14.1    Appointment.................................................................    68

         SECTION 14.2    Delegation of Duties........................................................    68

         SECTION 14.3    Exculpatory Provisions......................................................    68

         SECTION 14.4    Reliance by Agent...........................................................    69

         SECTION 14.5    Notice of Default...........................................................    69

         SECTION 14.6    Non-Reliance on Agent and Other Participants................................    69

         SECTION 14.7    Indemnification.............................................................    70

         SECTION 14.8    Agent in its Individual Capacity............................................    70

         SECTION 14.9    Successor Agent.............................................................    70

SECTION 15  MISCELLANEOUS............................................................................    71

         SECTION 15.1    Survival of Agreements......................................................    71

         SECTION 15.2    No Broker, etc..............................................................    71

         SECTION 15.3    Notices.....................................................................    71

         SECTION 15.4    Counterparts................................................................    72

         SECTION 15.5    Amendments..................................................................    72

         SECTION 15.6    Headings, etc...............................................................    73

         SECTION 15.7    Parties in Interest.........................................................    73

         SECTION 15.8    GOVERNING LAW...............................................................    73

         SECTION 15.9    Severability................................................................    73

         SECTION 15.10   Liability Limited...........................................................    73

         SECTION 15.11   Further Assurances..........................................................    74

         SECTION 15.12   Submission to Jurisdiction..................................................    74

         SECTION 15.13   Confidentiality.............................................................    74

         SECTION 15.14   WAIVER OF JURY TRIAL........................................................    75

         SECTION 15.15   Usury Savings Clause........................................................    75

         SECTION 15.16   Effect on Original Participation Agreement..................................    75
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                              SCHEDULES
                              ---------

SCHEDULE I        Participants' Commitments
SCHEDULE II       Pricing Grid
SCHEDULE III      Notice Information and Funding Offices
SCHEDULE IV       Environmental Matters
SCHEDULE V        Methodology for Calculating Partial Purchase Option Prices
SCHEDULE 3.6      Advances on Restructuring Date
SCHEDULE 6.4      Conditions to Amendment and Restatement
SCHEDULE 10.1     Existing Indebtedness and Liens

                              APPENDICES
                              ----------

APPENDIX 1        Definitions and Interpretation

                                EXHIBITS
                                --------

EXHIBIT A         Form of Acquisition Request
EXHIBIT B         Form of Funding Request
EXHIBIT C         Form of Environmental Certificate
EXHIBIT D         Opinion of Special Counsel to Lessee
EXHIBIT E         Opinion of Local Counsel to Lessee
EXHIBIT F         Opinion of Special Counsel to Lessor
EXHIBIT G         Opinion of Internal Counsel to Lessor
EXHIBIT H         Form of Architect's Completion Certificate
EXHIBIT I         Form of Lessee's Completion Certificate
EXHIBIT J         Form of Assignment and Acceptance
EXHIBIT K         Form of Participant's Letter
EXHIBIT L         Assignment of Lease and Consent to Assignment
EXHIBIT M         Construction Agency Agreement
EXHIBIT N         Construction Agency Agreement Assignment
EXHIBIT O         Guarantee
EXHIBIT P         Mortgage
EXHIBIT Q         Form of Compliance Certificate
EXHIBIT R         Form of Subordinated Debt Terms
EXHIBIT S         Form of Cash Collateral Agreement

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

     THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of July 12, 2000 (this "Participation Agreement"), is entered into by and among QUANTUM
            -----------------------
CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); SELCO SERVICE CORPORATION., an Ohio
                             ------
corporation, as Lessor (together with its permitted successors and assigns, the "Lessor") and as a Participant; THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL
 ------
ASSOCIATION and UNION BANK OF CALIFORNIA, N.A., as Participants (together with their permitted successors and assigns and SELCO SERVICE CORPORATION, in its capacity as a Participant, each a "Participant" and collectively the
                                   -----------
"Participants"); and THE BANK OF NOVA SCOTIA, as Agent (in such capacity,
 ------------
together with its successors in such capacity, the "Agent") for the
                                                    -----
Participants.

                             PRELIMINARY STATEMENT

     A. In accordance with the terms of the Participation Agreement dated as of August 22, 1997, among Lessee, Lease Plan North America, Inc., as lessor and a participant (the "Original Lessor"), ABN AMRO Bank N.V., San Francisco
                    ---------------
International Branch, as a participant, and ABN AMRO Bank N.V., San Francisco International Branch, as agent (the "Original Agent"), as amended by the First
                                     --------------
Amendment to Participation Agreement dated as of June 26, 1998, the Second Amendment to Participation Agreement dated as of December 18, 1998, the Third Amendment to Participation Agreement dated as of August 31, 1999, and the Fourth Amendment to Participation Agreement dated as of November 8, 1999 (said participation agreement, as so amended, the "Original Participation Agreement"),
                                             --------------------------------
and the lease and the other operative documents executed thereunder,

          (i) the Original Lessor purchased certain parcels of land designated by the Lessee located in Colorado Springs, Colorado;

          (ii) using Advances from the Original Lessor, the Lessee, as Construction Agent, built administration, manufacturing, design, research and development and warehouse facilities on such parcels of land for the Original Lessor, acquired certain items of Equipment to be used in connection with such Improvements and leased, as Lessee, such Equipment, Improvements and Land Interest from the Original Lessor; and

          (iii) the Original Lessor obtained financing from the Participants of the funding of the costs of acquisition of such Land Interest, the construction of the Improvements and the acquisition of such Equipment through the purchase of Participation Interests.

     B. The Lessee and the Participants have requested that the Original Participation Agreement be amended in certain respects at the time the Lessor acquires the Original Lessor's interests in the Land Interest, Improvements, Fixtures and Equipment and its Participation Interest and certain Participants acquire the Participation Interests of ABN AMRO Bank N.V., San Francisco International Branch, and the Lessee, the Lessor, the Participants and the Agent would like to amend the Original Participation Agreement upon the terms and subject to the conditions set forth herein. For convenience of reference, the parties wish to restate the Original Participation Agreement as so amended in its entirety.

     In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Participation Agreement shall be amended and restated as of the date hereof to read in its entirety as follows:

                                   SECTION 1

                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 hereto for all purposes hereof; and the rules of interpretation set forth in Appendix 1 hereto shall apply to this Participation Agreement.

                                   SECTION 2

                                  CLOSING DATE

     The closing date (the "Closing Date") shall occur on the earliest date on
                            ------------
which all the conditions precedent thereto set forth in Sections 6.1 and 6.2
                                                        --------------------
hereof shall have been satisfied or waived by the applicable parties as set forth therein.

                                   SECTION 3

                ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES

     SECTION 3.1  Lessor Commitment.  Subject to the conditions and terms
                  -----------------
hereof, the Lessor shall take the following actions at the written request of the Lessee from time to time during the Commitment Period:

          (a) make Advances (out of funds provided by the Participants) for the purpose of financing the acquisition of the Land Interest and the Equipment and construction of the Improvements;

          (b) acquire the Land Interest and the Equipment (using funds provided by the Participants); and

          (c) lease the Property as lessor to the Lessee under the Lease.

     SECTION 3.2  Participants' Commitments.  Subject to the terms and
                  -------------------------
conditions hereof, each Participant severally shall purchase a Participation Interest in the Advances being made by the Lessor at the request of the Lessee from time to time during the Commitment Period by making available to the Lessor on each Funding Date an amount in immediately available funds equal to such Participants' Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Participant shall be obligated to purchase its Participation Interest in any Advance if (i) the amount of such purchase would exceed its Available Commitment, or (ii) if, after giving effect to the proposed Advance, the outstanding aggregate amount of such Participant's Participation Interest in the Advances would exceed such Participant's Commitment. Notwithstanding the foregoing, until the conditions precedent set forth in
Section 6.3 have been satisfied, the Lessee shall not be permitted to request,
-----------
and the Participants and the Lessor shall not be obligated to fund, Advances exceeding $38,348,000 in aggregate.

     SECTION 3.3  Procedures for Acquisition of the Land Interest.  The Lessee
                  -----------------------------------------------
shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., San Francisco time, on the proposed Land Interest Acquisition Date, pursuant to an Acquisition Request substantially in the form of Exhibit A (an
                                                                ---------
"Acquisition Request"), specifying with respect to such Land Interest: (i) the
 -------------------
proposed Land Interest Acquisition Date, (ii) the Land Interest to be acquired,
(iii) the Existing Owner of the Land Interest and the Land Interest Acquisition Cost, and (iv) the date on which the Lessee will request the Lessor to fund the Land Interest Acquisition Cost of such Land Interest. The Agent shall promptly forward a copy of such Acquisition Request to each Participant.

     SECTION 3.4  Procedures for Advances.  With respect to each funding of an
                  -----------------------
Advance, the Lessee shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., San Francisco time, three (3) Business Days prior to (or, in the case of the initial Advance made on the Land Interest Acquisition Date, on the day of) the proposed Funding Date, pursuant, in each case, to a Funding Request substantially in the form of Exhibit B (a "Funding Request"), specifying
                                     ---------     ---------------
(i) the proposed Funding Date, (ii) the amount and purpose of the Advance requested, (iii) the Type of Advance, (iv) the initial Interest Period for such Advance, (v) the payee of such Advance, and (vi) the allocation of such Advance to the respective Land Interest Acquisition Cost and Property Improvements Costs of the Property (and pro rata portions of the related remittances from the Participants shall likewise be deemed to be so allocated). The Agent shall promptly forward a copy of such Funding Request to each Participant. The Lessee shall not request more than one Funding Date during any calendar month. Each Advance (other than an Interest Payment Advance) shall be in a minimum amount of $1,000,000 or in amounts of $100,000 in excess thereof. Subject to the satisfaction or waiver of the conditions precedent to such Advance set forth in
Section 6, each Participant shall purchase its Participation Interest in such
---------
Advance by making available to the Lessor its proportionate share of such Advance in immediately available federal funds by wire transfer to the Agent for deposit to the Lessee's demand deposit account with the Agent not later than 12:00 noon, San Francisco time, on the applicable Funding Date. Upon (i) the Lessee's receipt of the funds provided by the Participants with respect to an Advance, and (ii) satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, the Lessee shall (1) in the case of an Advance
                     ---------
for the acquisition of the Land Interest, pay the acquisition price for such Land Interest to the Existing Owner, and (2) in the case of other Advances, pay or retain as payment or reimbursement of, Property Improvements Costs, in each case from the funds provided by the Participants for such Advance.

     SECTION 3.5  Allocation of Commitments.  Schedule I hereto contains an
                  -------------------------   ----------
allocation for each Participant of (i) the amount of its Commitment representing its Tranche A Participation Interest ("Tranche A Participation Interest
                                       --------------------------------
Commitment"), (ii) the amount of its Commitment representing its Tranche B
----------
Participation Interest ("Tranche B Participation Interest Commitment"), (iii)
                         -------------------------------------------
the amount of its Commitment representing its Tranche C Participation Interest ("Tranche C Participation Interest Commitment"), (iv) the amount of its
  -------------------------------------------
Commitment (and allocation to its Tranche A Participation Interest Commitment, Tranche B Participation Interest Commitment and Tranche C Participation Interest Commitment), and (v) the percentage referred to in the definition of the term "Participation Interest". The Lessee, the Lessor and the Participants have
 ----------------------
approved all such allocations and percentages.  Schedule I shall be amended as
                                                ----------
required to reflect changes in the allocations set forth thereon due to the addition of additional Participants pursuant to Section 12.1.
                                                ------------

     SECTION 3.6  Actions on Restructuring Date.  Notwithstanding anything to
                  -----------------------------
the contrary in Section 3.4 or 3.5, on the Restructuring Date (a) certain
                ------------------
Participants shall make Advances as set forth on Schedule 3.6 in the aggregate
                                                 ------------
amount of $300,000 for Transaction Expenses payable by the Lessee on the Restructuring Date and (b) the Tranche A Participation Interests and the Tranche B Participation Interests of The Bank of Nova Scotia and KeyBank National Association shall be reallocated as set forth on Schedule I.
                                                 ----------

     SECTION 3.7  Termination, Extension or Reduction of Participants'
                  ----------------------------------------------------
Commitments.  (a) The Lessor shall have the right, upon not less than three (3)
-----------
Business Days' written notice to the Agent, to terminate the Participants' Commitments or, from time to time, to reduce the amount of the Participants' Commitments, provided that (i) after giving effect to such reduction, the
             --------
aggregate outstanding principal amount of the Tranche A Participation Interests shall not exceed the aggregate Tranche A Participation Interest Commitments,
(ii) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche B Participation Interests shall not exceed the aggregate Tranche B Participation Interest Commitments, (iii) after giving affect to such reduction, the aggregate outstanding equity investment of the Tranche C Participation Interests shall not exceed the aggregate Tranche C Participation Interest Commitments, and (iv) any such reduction shall be made pro rata among the Participants' Commitments within each Tranche. As long as there exists no Event of Default that has occurred and is continuing, the Lessor shall exercise such right only as directed by the Lessee, and after the occurrence and during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Required Participants. In the event that, after the occurrence and during the continuance of an Event of Default, the Lessor and the Participants exercise such right, the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice
      -------------------------
to the Lessor.

          (b) The Lessee may, at any time after the first anniversary of the Effective Date, by written request to the Lessor and Agent (which the Agent shall promptly forward to each Participant) given not later than ninety (90) days prior to the then current Maturity Date, request (an "Extension Request")
                                                           -----------------
that the Maturity Date be extended to the date that is one (1) year after such Maturity Date. No later than the date (the "Extension Response Date") which is
                                             -----------------------
thirty (30) days after such request has been delivered to each of the Participants, each Participant will notify the Lessor in writing (with a copy to the Agent and the Lessee) whether or not it consents to such Extension Request (which consent may be granted or denied by each Participant in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by such Participant including without limitation satisfactory appraisals of the Property), provided that any Participant that fails to so advise the Lessor on
           --------
or prior to the Extension Response Date shall be deemed to have denied such Extension Request. The extension of the Maturity Date contemplated by any Extension Request shall become effective as of the Maturity Date then in effect (the "Extension Effective Date") on or after the Extension Response Date on
      ------------------------
which all of the Participants (other than Non-Consenting Participants which have been replaced by Replacement Participants in accordance with Section 3.7(c))
                                                             --------------
shall have consented to such Extension Request; provided that:
                                                --------

               (i) on both the date of the Extension Request and the Extension Effective Date, (x) each of the representations and warranties made by the Lessee and the Lessor in or pursuant to the Operative Documents shall be true and correct in all material respects as if made on and as of each such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date and matters waived by the Required Participants or all of the Participants, as applicable, (y) no Event of Default shall have occurred and be continuing, and (z) on each of such dates the Agent shall have received a certificate of the Lessee and the Lessor, each as to itself, as to the matters set forth in clause (x) above and from the Lessee as to the matters
                          ----------
     set forth in clause (y) above;
                  ----------

               (ii) on the date that is ninety (90) days prior to the date of the Extension Effective Date that is the fifth anniversary of the Closing Date (and on each Extension Effective Date, if any, that is every fifth anniversary thereafter), the Lessee shall deliver to the Lessor and the Agent (with sufficient copies for each Participant) an Appraisal of the Property in form and substance satisfactory to the Lessor and the Agent;

               (iii) the Agent and the Required Participants shall have received satisfactory evidence that the Expiration Date shall, after giving effect to any extension thereof which has become effective on or prior to such Extension Effective Date, occur on the Maturity Date as so extended; and

               (iv)  the Maturity Date shall not be extended for more than two
     (2) one-year periods pursuant to this Section 3.7(b).
                                           --------------

          (c) The Lessee shall be permitted to replace any Non-Consenting Participant with a replacement bank or other financial institution (a "Replacement Participant") at any time on or prior to the date which is thirty
 -----------------------
(30) days after the relevant Extension Response Date; provided that (i) such
                                                      --------
replacement does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase, at par, all of the Participation Interest of such Non-Consenting Participant on or prior to the date of replacement, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 13 of
                                                                ----------
this Participation Agreement if any Advance (or Participation Interest therein) shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) the Replacement Participant, if not already a Participant, shall be reasonably satisfactory to the Required Participants, (v) such replacement shall be made in accordance with the provisions of Section 12 of
                                                               ----------
this Participation Agreement (provided that the relevant Replacement Participant (or the Lessee for the benefit of such Replacement Participant) shall be obligated to pay the Transaction Expenses arising in connection therewith), (vi) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of this Participation Agreement (including the extension of the Maturity Date contemplated by the relevant Extension Request) and other Operative Documents, and (vii) during the continuation of an Event of Default, the Lessee shall have the exclusive right to designate the Replacement Participant. The Agent hereby agrees to cooperate with the Lessee in the Lessee's efforts to arrange one or more Replacement Participants as contemplated by this Section 3.7(c).
        --------------

     SECTION 3.8  Interest Rates; Yield and Payment Dates.  (a) The Tranche A
                  ---------------------------------------
Participation Interest and the Tranche B Participation Interest in each Advance shall bear interest at a rate of interest equal to (i) the Alternate Base Rate plus the Applicable Margin, or (ii) at the Lessee's election in accordance with
Section 3.4 or this Section 3.8, for each day during each Interest Period with
-----------         -----------
respect thereto at a rate per annum for such Interest Period equal to the Eurodollar Rate determined for such day plus the Applicable Margin. The Tranche A Participation Interest and the Tranche B Participation Interest in the initial Advance shall bear interest at a rate equal to the Alternate Base Rate until commencement of the initial Interest Period with respect thereto. The Lessee shall give irrevocable notice to the Agent, in accordance with the applicable provisions of Section 3.4 or this Section 3.8, of the length of each Interest
              -----------         -----------
Period to be applicable to each portion of each Advance. There shall not be more than twelve Interest Periods outstanding under Sections 3.8(a) and (b) at
                                                    -----------------------
any time.

          (b) The equity portion of each Advance (represented by the Tranche C Participation Interest in such Advance) shall accrue equity yield (the "Yield")
                                                                        -----
at a rate equal to (i) the Alternate Base Rate plus the Applicable Margin, or
(ii) at the Lessee's election in accordance with Section 3.4 or this Section
                                                 -----------         -------
3.8, for each day during each Interest Period with respect thereto, the Eurodollar Rate determined for such day plus the Applicable Margin. This Tranche C Participation Interest in the initial Advance shall accrue Yield at a rate equal to the Alternate Base Rate until commencement of the initial Interest Period with respect thereto.

          (c) If all or a portion of (i) the principal amount or equity portion of any Advance, (ii) any interest or Yield payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

          (d) Interest and Yield shall be payable in cash (except as provided in paragraph (e) below) in arrears on each Scheduled Payment Date, provided that
-------------                                                   --------
(i) interest or Yield accruing pursuant to paragraph (c) of this Section 3.8
                                           ---------------------------------
shall be payable from time to time on demand and (ii) each prepayment of Advances shall be accompanied by accrued interest and Yield to the date of such prepayment on the amount of Advances so prepaid.

          (e) On each date which is three (3) Business Days prior to any Scheduled Payment Date during the Construction Period, the Lessee shall be deemed to have requested an Advance comprised of an Interest Payment Advance pursuant to Section 3.4 and the Lessor shall
            -----------
be deemed to have requested a purchase pursuant to Section 3.2 of Participation
                                                   -----------
Interests in such Advance in an amount equal to the aggregate amount of the Basic Rent due and payable on such date with respect to accrued interest and accrued Yield on outstanding Advances. The Funding Date with respect to any such Interest Payment Advance and purchase of Participation Interests therein shall be the relevant Scheduled Payment Date (provided that such Advance and the purchase of such Participation Interests shall be subject to satisfaction of the applicable conditions precedent set forth in Section 6) and the proceeds of such
                                             ---------
payment shall be applied to pay such accrued interest and accrued Yield. On each such Funding Date, the Property Cost shall be increased by an amount equal to the Basic Rent paid on such date with respect to such Property with the proceeds of such payment, and the Land Interest Acquisition Cost and Property Improvements Costs shall be increased by their pro rata portions of such Advance.

     SECTION 3.9  Computation of Interest and Yield.  (a) Whenever it is
                  ---------------------------------
calculated on the basis of the Alternate Base Rate, interest and Yield shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest and Yield shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable after the commencement of each Interest Period notify the Lessor, the Lessee and the Participants of each determination of a Eurodollar Rate. Any change in the interest rate or Yield rate on an Advance resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor, the Lessee and the Participants of the effective date and the amount of each such change in interest rate or Yield rate.

          (b) Each determination of an interest rate or Yield rate by the Agent pursuant to any provision of this Participation Agreement shall be conclusive and binding on the Lessor, the Lessee and the Participants in the absence of manifest error. The Agent shall, at the request of such parties, deliver to such parties a statement showing the quotations used by the Agent in determining any interest rate pursuant to Section 3.9(a).
                              --------------

     SECTION 3.10  Pro Rata Treatment and Payments.  (a) Each participation in
                   -------------------------------
the Advances by the Participants hereunder and each reduction of the Commitments of the Participants shall be made pro rata among the Tranche A Participants, Tranche B Participants and Tranche C Participants according to the respective Commitment Percentages of each such Participant. Except as otherwise provided in Sections 3.11 - 3.21, each payment (including each prepayment) by the Lessor
   --------------------
on account of Participation Interests representing the principal amount of or equity investment in and interest or Yield on the Advances shall be made pro rata among the Tranche A Participants, Tranche B Participants and Tranche C Participants according to the respective Participation Interests of each such Participant. All payments (including prepayments) to be made by the Lessor hereunder to the Participants with respect to their Participation Interests, whether on account of principal, equity investment, interest, Yield or otherwise, shall be payable to the extent received by the Lessor from or on behalf of the Lessee and shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, San Francisco time, on the due date thereof to the Agent, for the account of the Participants, at the Agent's office referred to in
Section 15.3 of this Participation Agreement, in Dollars and in immediately
------------
available funds. The Agent shall distribute such payments to the Participants promptly upon receipt in like funds as received. If any payment hereunder (other than payments of Participation Interests in the Advances) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment of Participation Interests in an Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension or shortening of the due date of any payment pursuant to the preceding two sentences, interest or Yield thereon shall be payable at the then applicable rate during such extension or until such shortened due date, as the case may be.

          (b) Unless the Agent shall have been notified in writing by any Participant prior to funding its Participation Interest in an Advance that such Participant will not make its share of such Advance available to the Agent, the Agent may assume that such Participant is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Lessor a corresponding amount. If such amount is not made available to the Agent by the required time on the Funding Date therefor, such Participant, without right of reimbursement from the Lessee to such Participant, shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Participant makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Participant with respect to any amounts owing under this
Section 3.10(b) shall be conclusive in the absence of manifest error.  If such
---------------
Participant's share of such Advance is not made available to the Agent by such Participant within three (3) Business Days of such Funding Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate borne by such Advance, on demand, from the Lessee, to the extent the Agent has made a corresponding amount of the Advance to the Lessee.

     SECTION 3.11  The Account.  The Agent may if it so desires establish an
                   -----------
account (the "Account") into which the Agent shall deposit all payments,
              -------
receipts and other consideration of any kind whatsoever paid under the Lease and received by the Agent pursuant to this Participation Agreement, the Lease and any other Operative Document. The Agent shall make distributions of such payments, receipts and other consideration (and, if an Account is used, from the Account) pursuant to the requirements of Sections 3.12 -3.21 hereof.
                                         -------------------

     SECTION 3.12  Basic Rent.  (a) Each payment (or portion thereof) of Basic
                   ----------
Rent comprising interest or Yield on the Advances (and any payment of interest on overdue installments of such component of Basic Rent) received by the Agent shall be distributed by the Agent as promptly as possible (it being understood that any payments of such component of Basic Rent received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) to the Participants pro rata in accordance with, and for application to, the portion of their Participation Interests in such portion of Basic Rent, as well as in any overdue interest due to such Participant (to the extent permitted by applicable law).

          (b) Each payment (or portion thereof) of Basic Rent comprising principal of, or a redemption of the equity investment in, the Advances (and any payment of interest on overdue installments of such component of Basic Rent) received by the Agent shall be distributed as promptly as possible (it being understood that any payments of such component of Basic Rent received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) to the Participants pro rata in accordance with, and for application to, the portion of their Participation Interests in such portion of Basic Rent then due each Participant.

     SECTION 3.13  Purchase Payments by Lessee.  Any payment received (or offset
                   ---------------------------
against the Cash Collateral) by the Agent as a result of:

          (a) the purchase of the Lessor's interest in all of the Property in connection with the Lessee's exercise of its Purchase Option under Section 20.1
                                                                   ------------
of the Lease or a portion of the Property in connection with any exercise by the
------------
Lessee of its Partial Purchase Option under Section 20.5 of the Lease, or
                                            -------------------------

          (b) the Lessee's compliance with its obligation to purchase the Lessor's interest in the Property in accordance with Section 20.2 of the Lease,
                                                     -------------------------
or

          (c) the payment of the Asset Termination Value in accordance with Sections 16.2(b), 16.3 or 16.4 of the Lease, or
-------------------------------------------

          (d) the Lessee failing to fulfill one or more of the conditions to exercise of the Remarketing Option pursuant to Section 22.1 of the Lease and the
                                               -------------------------
Agent's receipt pursuant to the next-to-last paragraph of Section 22.1 of the
                                                          -------------------
Lease of the Asset Termination Value in accordance with Section 20.2 of the
-----                                                   -------------------
Lease, shall be distributed by the Agent as promptly as possible (it being
-----
understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) to pay in full or redeem the Participant Balance of each Participant and in the case that the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Participants without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances.

          (e) Notwithstanding any other provision in this Participation Agreement, the Lease or any other Operative Document to the contrary, the Lessee, the Agent, the Participants and the Lessor agree that upon the maturity or acceleration of the Lessee's obligation to pay the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price, any and all amounts of Cash Collateral that have been deposited by the Lessee pursuant to the Cash Collateral Agreement and that have not been withdrawn by the Lessee or offset or applied by the Lessor, the Agent or any Participant (in accordance with the terms of the Cash Collateral Agreement) as of such maturity or acceleration date, shall be required to be applied by the Agent and the Lessor to satisfy the Lessee's obligation to pay the unpaid amount of such portion of the Asset Termination Value, Purchase Option Price or Residual Value Guarantee represented by the Cash Collateral, notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to the Lessor, the Agent or any Participant. Such reasons include, without limitation, any fraud or misapplication of funds by the Lessor, the Agent or any Participant, decline in value of the Collateral or the filing by or against the Lessor, the Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the solvency of the Lessee).

     SECTION 3.14  Residual Value Guarantee Amount Payment by Lessee.  The
                   -------------------------------------------------
payment by the Lessee of the Residual Value Guarantee Amount to the Agent in accordance with Article XXII of the Lease upon the Lessee's exercise of the
                -------------------------
Remarketing Option shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) in the following order of priority:

          first, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participation Interest Balance of each Tranche A Participant;

          second, to the Tranche B Participants for application to pay in full
          ------
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each such Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants; and

          third, to the Tranche C Participants for application to redeem the
          -----
     Tranche C Participation Interest Balance of each Tranche C Participant, and in the case where the amounts so distributed shall be insufficient to fully redeem as aforesaid, then pro rata among the Tranche C Participants without priority of one Tranche C Participant over the other in the proportion that each such Tranche C Participant's Tranche C Participation Interest Balance bears to the aggregate Tranche C Participation Interest Balances of all Tranche C Participants.

     SECTION 3.15  Sales Proceeds of Remarketing of Property.  Any payments
                   -----------------------------------------
received by the Agent as proceeds from the sale of the Property sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Article XXII of the
                                                            -------------------
Lease, together with any payment made by the Lessee as a result of an appraisal
-----
pursuant to Section 13.2 of this Participation Agreement, shall be distributed
            ------------
by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received) in the funds so received in the following order of priority:

          first, to the Tranche B Participants for application to pay in full
          -----
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants;

          second, to the Tranche C Participants for application to redeem the
          ------
     Tranche C Participation Interest Balance of each Tranche C Participant, and in the case where the amount so distributed shall be insufficient to fully redeem as aforesaid, then pro rata among the Tranche C Participants without priority of one Tranche C Participant over the other in the proportion that each Tranche C Participant's Tranche C Participation Interest Balance bears to the aggregate Tranche C Participation Interest Balances of all Tranche C Participants;

          third, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Participants without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants; and

          fourth, the balance, if any, shall be promptly distributed to, or as
          ------
     directed by, the Lessee.

     SECTION 3.16  Supplemental Rent.  All payments of Supplemental Rent
                   -----------------
received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 3) shall be distributed promptly by Agent upon
                   ---------
receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

     SECTION 3.17  Excepted Payments.  Notwithstanding any other provision of
                   -----------------
this Participation Agreement or the Operative Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

     SECTION 3.18  Distribution of Payments After Event of Default.  (a) All
                   -----------------------------------------------
payments received and amounts realized by the Lessor or the Agent after an Event of Default exists, including under the Guarantee, the Deed of Trust or the Cash Collateral Agreement, and proceeds from the sale of any of the Property, proceeds of any amounts from any insurer or any Governmental Authority in connection with any Casualty or Condemnation during the continuation of an Event of Default, or from Lessee as payment in accordance with the Lease, including any payment received from Lessee pursuant to Section 17 of the Lease, shall, if
                                             -----------------------
received by Lessor, be paid to the Agent as promptly as possible and shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Operative Documents shall be distributed on the date received in the funds so received) in the following order of priority:

          first, so much of such payment or amount as shall be required to
          -----
     reimburse the Lessor or the Agent for any tax, expense or other loss incurred by the Lessor or the Agent (including, to the extent not previously reimbursed, those incurred in connection with any duties of the Agent as the Agent) and any unpaid ongoing fees of the Lessor and the Agent shall be distributed to each of them for its own account;

          second, so much of such payments or amounts as shall be required to
          ------
     reimburse the then existing or prior Participants for payments made by them to the Lessor pursuant to Section 18.1 of the Lease (to the extent not
                               -------------------------
     previously reimbursed) and to pay such then existing or prior Participants the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          third, in the case of a sale of the Property, receipt of Cash
          -----
     Collateral or application of the Cash Collateral, in the order of priority set forth in Section 3.15;
                  ------------

          fourth, to the Tranche B Participants for application to pay in full
          ------
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants:

          fifth, to the Tranche C Participants for application to redeem the
          -----
     Tranche C Participation Interest Balance of each Tranche C Participant, and in the case where the amount so distributed shall be insufficient to fully redeem as aforesaid, then pro rata among the Tranche C Participants without priority of one Tranche C Participant over the other in the proportion that each Tranche C Participant's Tranche C Participation Interest Balance bears to the aggregate Tranche C Participation Interest Balances of all Tranche C Participants;

          sixth, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Participants without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants; and

          seventh, the balance, if any, of such payment or amounts remaining
          -------
     thereafter shall be promptly distributed to, or as directed by, the Lessee.

     SECTION 3.19  Other Payments.  (a) Except as otherwise provided in Sections
                   --------------                                       --------
3.12, 3.13, 3.18 and paragraph (b) below, (i) any payment received by the Agent
----------------     -------------
for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Section 3, and (ii)all payments received and
                               ---------
amounts realized by the Agent under the Lease or otherwise with respect to the Property, the Deed of Trust or the Cash Collateral to the extent received or realized at any time after indefeasible payment in full or redemption of the Participant Balances of all of the Participants and any other amounts due and owing to the Lessor, the Participants or the Agent, shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.13 (in the case of any payment described in clause (i) above)
         ------------                                          ----------
or in Section 3.18 hereof (in the case of any payment described in clause (ii)
      ------------                                                 -----------
above), except, that (i) in the case of any payment described in clause (ii)
                                                                 -----------
above, such payment shall be distributed omitting clause third of such Section
                                                  ----------------------------
3.18; and the balance, if any (in the case of any payment described in clause
----                                                                   ------
(i) or (ii) above), shall be distributed to, or as directed by, the Lessee, and
-----------
(ii) any payments received under the Guaranty shall be distributed solely to the Participants in accordance with the priorities set forth in Section 3.18.
                                                            ------------

          (b) Except as otherwise provided in Sections 3.12 and 3.13 hereof, any
                                              ----------------------
payment received by the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall be
                                                           ---------
distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.20  Casualty and Condemnation Amounts.  Any amounts payable to
                   ---------------------------------
the Lessor as a result of a Casualty or Condemnation pursuant to Section 15.1 of
                                                                 ---------------
the Lease (but excluding any amounts payable pursuant to Section 16.2 of the
---------                                                -------------------
Lease) shall, if no Lease Event of Default exists, be paid over to Lessee for
-----
the rebuilding or restoration of that portion of the Property to which such Casualty or Condemnation applied, and any excess proceeds shall be paid to the Lessee. If a Lease Event of Default exists, then during the continuance of such Lease Event of Default, all such amounts shall be held by the Agent as Cash Collateral and upon exercise of the Lessor's remedies hereunder shall be distributed pursuant to Section 3.18.
                        ------------

     SECTION 3.21  Order of Application.  To the extent any payment made to any
                   --------------------
Participant pursuant to Sections 3.13, 3.14, 3.15 or 3.16 is insufficient to pay
                        ---------------------------------
in full the Participant Balance of such Participant, then each such payment shall first be applied to its Participation Interest in accrued interest and then to its Participation Interest in principal of the Advances.

                                   SECTION 4

                                      FEES

     SECTION 4.1  Administrative Fee.  The Lessee shall pay an administrative
                  ------------------
fee (the "Administrative Fee") to the Agent for its own account as referred to
          ------------------
in, and at such times as provided in, the Fee Letter.

     SECTION 4.2  Overdue Fees.  If all or a portion of any fee due hereunder
                  ------------
shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Overdue Rate from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

                                   SECTION 5

                       CERTAIN INTENTIONS OF THE PARTIES

     SECTION 5.1  Nature of Transaction.  (a) It is the intent of the parties
                  ---------------------
hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     Notwithstanding any provision of this Participation Agreement to the contrary, the parties hereto agree and declare that: (i) the transactions contemplated by the Lease are intended to have a dual, rather than single, form; and (ii) all references in this Participation Agreement to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the parties hereto as to the true form of such arrangements. The parties hereto agree that, in accordance with their intentions expressed herein and the substance of the transactions contemplated hereby, Lessee (and not Lessor) shall be treated as the owner of the Property for federal, state, and local income and property tax purposes and the Lease shall be treated as a financing arrangement. Lessee shall be entitled to take any deduction, credit, allowance or other reporting, filing or other tax position consistent with such characterizations. The Lessor and the Participants shall file any federal, state or local income tax returns, reports or other statements in a manner which is consistent with the foregoing provisions of this Section 5.1; provided, that the Lessor and any Participant
                   -----------  --------
may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or
(y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no right to contest such holding pursuant to Section 13.5 of the Participation Agreement,
                                    ------------
and (C) the Lessee's lack of right to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to Section
                                                                -------
13.5(f)(iii) of the Participation Agreement or failure of the amount at issue to
------------
exceed the minimum amount set forth in Section 13.5(f)(iv)(B) of the
                                       ----------------------
Participation Agreement.

          (b) Specifically, without limiting the generality of subsection (a) of this Section 5.1, the parties hereto intend and agree that with respect to the
     -----------
nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Operative Documents are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance and payment of all amounts under the Lease and the other Operative Documents.

     SECTION 5.2  Amounts Due Under Lease.  Anything else herein or elsewhere to
                  -----------------------
the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Participants and the Agent that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due to the Participants in respect of their Participation Interests on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase the Property under the Lease, the Participation Interests, all fees and all of the interest on overdue amounts thereon and all other obligations of the Lessee owing to the Lessor, the Participants and the Agent shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Property, the Residual Value Guarantee Amount and any amounts due pursuant to Section 13 of this
                                                       ----------
Participation Agreement and Section 22.2 of the Lease (which aggregate amounts
                            -------------------------
may be less than the Asset Termination Value); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Asset Termination Value, plus all other amounts then due from the Lessee to the Participants, the Agent and the Lessor under the Operative Documents.

                                   SECTION 6

                            CONDITIONS PRECEDENT TO
                   ACQUISITION OF LAND INTEREST AND ADVANCES

     SECTION 6.1  Conditions Precedent -- Documentation.  The obligation of the
                  -------------------------------------
Lessor to acquire the Land Interest on the Land Interest Acquisition Date and to make the Advance in respect of such Property on the Funding Date applicable thereto, the obligation of the Lessor to make an Advance to finance the acquisition of Equipment or the construction of any Improvements or the funding of any Interest Payment Advance on any Funding Date, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.2 (it being understood that the
                                  -----------
Lessor's obligation to acquire such Land Interest or to finance such Equipment, if any, or Improvements shall not be subject to the conditions precedent set forth in this Section 6.1 or Section 6.2 to the extent such conditions are
              -----------    -----------
actions required of the Lessor) on or prior to the Closing Date, the Land Interest Acquisition Date or such Funding Date, as the case may be:

          (a) Acquisition and Funding Request.  Prior to the Land Interest
              -------------------------------
Acquisition Date or the applicable Funding Date, the Agent and the Lessor shall have received a fully executed counterpart of the Acquisition Request or Funding Request, as the case may be, appropriately completed by the Lessee, in accordance with Sections 3.3 and 3.4, respectively; provided, that this
                --------------------                --------
condition shall be deemed to have been satisfied in connection with an Interest Payment Advance pursuant to Section 3.8(d) hereof.
                            --------------

          (b) Closing Date; Operative Documents.  The Closing Date shall have
              ---------------------------------
occurred or shall occur simultaneously with the earlier of the initial Funding Date or Land Interest Acquisition Date and each of the Operative Documents to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation, (i) this Participation Agreement, (ii) the Lease,
(iii) the Lease Supplement; (iv) the Guarantee, (v) the Construction Agency Agreement, (vi) the Construction Agency Agreement Assignment, (vii) the Mortgage, (viii) the Assignment of Lease and Supplement to Assignment of Lease,
(ix) the Consent to Assignment, (x) the Assignment of Property Purchase Agreement, (xi) the Deed and (xii) the Cash Collateral Agreement. No Default or Event of Default shall exist thereunder and be continuing (both before and after giving effect to the transactions contemplated by the Operative Documents), and the Lessor, the Agent and each Participant shall each have received a fully executed copy of each of such Operative Documents (other than the Lease and Lease Supplement, of which the Agent shall receive the original and the Lessor and the Participants shall receive specimens). On or prior to the Closing Date or the Land Interest Acquisition Date, as applicable, the Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in clauses l(i)(A) and (B)
                                                      -----------------------
below.

          (c) Environmental Certificate.  The Agent, each Participant and the
              -------------------------
Lessor shall have received an Environmental Certificate substantially in the form of Exhibit C (an "Environmental Certificate") with respect to the Property,
        ---------      -------------------------
provided that such Environmental Certificate shall be delivered not less than
--------
five (5) Business Days prior to the Land Interest Acquisition Date and shall have been approved by the Agent, the Required Participants and the Lessor, and accompanied by the Environmental Audit for the Property prepared by Harding Lawson Associates, dated August 13, 1997.

          (d) Preliminary Letter of Value.  On or prior to the Land Interest
              ---------------------------
Acquisition Date, the Agent, the Lessor and the Participants shall have received a Preliminary Letter of Value of the Property prepared by the appraiser preparing the Appraisal referred to in Section 10.1(s), which Preliminary Letter
                                       ---------------
of Value shall (i) show that the Fair Market Sales Value of the Land Interest with respect to such Property as of the projected Completion Date shall not exceed twenty-five (25%) of the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications for Property, and (ii) show as of the projected Completion Date the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and (iii) meet the other applicable requirements set forth in clauses (i) and (ii) of the
                                                    --------------------
definition of the "Appraisal" contained in Appendix 1.
                   ---------

          (e) Deed.  On or prior to the Land Interest Acquisition Date, the
              ----
Lessor shall have received a special warranty deed (the "Deed"), in conformity
                                                         ----
with Applicable Law and appropriate for recording with the applicable Governmental Authorities, with respect to the Land Interest (and all Improvements located thereon), conveying fee simple title to the Land Interest (and all Improvements located thereon) to the Lessor, subject only to Permitted Exceptions.

          (f) Lease Supplement; Equipment Schedule.  The Lessee and the Lessor
              ------------------------------------
shall have delivered (i) on or prior to the Land Interest Acquisition Date, the original counterpart of the Lease Supplement executed by the Lessee and the Lessor to the Agent and (ii) on or prior to the applicable Funding Date, a duly executed Equipment Schedule covering any Equipment, if any, being acquired with the proceeds of such Advance by the Lessor, together with invoices or appraisals in form and substance satisfactory to the Agent, the Lessor and the Participants.

          (g) Survey and Title Insurance.  On or prior to the Land Interest
              --------------------------
Acquisition Date, the Lessee shall have delivered (i) an ALTA/ACSM (1992)(Urban) Survey of the Property, including Table A numbers 1, 2, 3, 4, 6, 8, 9, 10 and 11, certified to the Lessor, the Participants and the title company and otherwise in form reasonably acceptable to the Participants, (ii) an ALTA (1992) owners title insurance policy with extended coverage over the general exceptions, insuring fee title in the Lessor to the Property, subject only to the Permitted Exceptions, (iii) an ALTA (1992) Loan Policy insuring the Agent that the Lien of the Mortgage is a first and primary lien in the Lessor's interest in the Master Lease and in the fee title to the Property, subject only to pending disbursements for construction and the Permitted Exceptions, and (iv) an ALTA (1992) Loan Policy insuring the Agent that the Lien of the Master Lease is a first and primary Lien in the Lessee's interest in the Property; such policies each in an amount not less than the estimated Property Cost and to be reasonably satisfactory to the Lessor, the Agent and the Participants with extended coverage, access, tax parcel, survey identicality, variable rate, future advances, usury, comprehensive, fraudulent conveyances, doing business, mechanics liens and zoning endorsements and such other endorsements as and to the extent available in such jurisdiction where the Property is located, if requested by the Agent.

          (h) Evidence of Recording and Filing.  On or prior to the Land
              --------------------------------
Interest Acquisition Date, the Agent shall have received evidence reasonably satisfactory to it that each of the Deed, the Lease Supplement, the Assignment of Lease and Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage shall have been or are being recorded with the appropriate Governmental Authorities in the order in which such documents are listed in this clause, and the UCC Financing Statements with respect to the Property being acquired shall have been or are being filed with the appropriate Governmental Authorities.

          (i) Evidence of Insurance.  On or prior to the Land Acquisition Date,
              ---------------------
the Agent, the Lessor and each Participant shall have received evidence of insurance with respect to the Property required to be maintained pursuant to the Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

          (j) Evidence of Use of Proceeds.  On or prior to the Land Interest
              ---------------------------
Acquisition Date or the applicable Funding Date, the Agent and each Participant shall have received evidence reasonably satisfactory to the Agent and each Participant as to the use of the proceeds of the

Advance in accordance with the provisions of Section 8.1(g), which conditions
                                             --------------
shall be satisfied by delivery of the applicable duly executed Funding Request with respect thereto.

          (k) Taxes.  On or prior to the Land Interest Acquisition Date, all
              -----
taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent, each Participant and the Lessor.

          (l) Opinions of Counsel.  On or prior to the Land Interest Acquisition
              -------------------
Date, (i) the Lessee shall have delivered to the Agent, each Participant and the Lessor (A) an opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to the Lessee, as to the matters set forth in Exhibit D; and (B) an opinion of local
                                       ---------
counsel licensed to practice in the jurisdiction where the Property is located as to the matters set forth in Exhibit E; and (ii) the Lessor shall have
                               ---------
delivered to the Agent and each Participant (A) an opinion of special counsel in the form set forth on Exhibit F; and (B) an opinion of internal counsel to the
                      ---------
Lessor to the effect and in the form set forth in Exhibit G.
                                                  ---------

          (m) Approvals.  All necessary (or, in the reasonable opinion of the
              ---------
Lessor, the Participants or the Agent or any of their respective counsel, advisable) Governmental Actions and covenants and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby to have been obtained by such date shall have been obtained or made and be in full force and effect.

          (n) Litigation.  No action or proceeding shall have been instituted,
              ----------
nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or
(ii) which is reasonably likely to have a Material Adverse Effect.

          (o) Requirements of Law.  In the reasonable opinion of the Lessor, the
              -------------------
Participants, the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Agent or any Participant to any adverse regulatory or tax prohibitions or constraints.

          (p) Responsible Officer's Certificate of the Lessee.  On or prior to
              -----------------------------------------------
the earlier of the initial Funding Date or the Land Interest Acquisition Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Land Interest Acquisition Date, of the Lessee stating that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Lease, the Property Purchase Agreement or the Construction Agency Agreement has occurred and is continuing; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the earlier of the initial Funding Date or the Land Interest Acquisition Date.

          (q) The Lessee's Resolutions and Incumbency Certificate, etc.  On or
              --------------------------------------------------------
prior to the earlier of the initial Funding Date or the Land Interest Acquisition Date, the Lessor, each Participant and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (A) the resolutions of the Board of Directors of the Lessee, duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its articles of incorporation and bylaws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party, and (ii) a good standing certificate from the appropriate officer of the state in which the Property is located.

          (r) Responsible Officer's Certificate of the Guarantor.  On or prior
              --------------------------------------------------
to the earlier of the initial Funding Date or the Land Interest Acquisition Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Land Interest Acquisition Date, of the Guarantor stating that (i) each and every representation and warranty of the Guarantor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Guarantee has occurred and is continuing; (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it; and (iv) the Guarantor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the earlier of the initial Funding Date or the Land Interest Acquisition Date.

          (s) The Guarantor's Resolutions and Incumbency Certificate, etc. On or
              -----------------------------------------------------------
prior to the earlier of the initial Funding Date or the Land Interest Acquisition Date, the Lessor, each Participant and the Agent shall each have received a certificate of the Secretary or an Assistant Secretary of the Guarantor attaching and certifying as to (i) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of documents and agreements of the type represented by each Operative Document to which it is or will be a party (ii) its articles of incorporation and by-laws, and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

          (t) Land Interest Acquisition Date.  The Land Interest Acquisition
              ------------------------------
Date shall occur on or prior to September 30, 1997.

          (u) No Material Adverse Effect.  As of each Funding Date, there shall
              --------------------------
not have occurred any Material adverse change in the Lessee's, the Guarantor's and their respective subsidiaries capital structure, ownership or consolidated assets, liabilities, results of operations, or financial condition taken as a whole from that set forth or contemplated in the most recent financial statements referred to in Section 8.3(m), and no event or condition shall have
                          --------------
occurred that would result in a Material Adverse Effect.

          (v) Responsible Officer's Certificate of the Lessor.  On or prior to
              -----------------------------------------------
the Land Interest Acquisition Date, the Lessee, the Agent and each Participant shall have received a certificate of an authorized officer of the Lessor, dated as of the Land Interest Acquisition Date, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Land Interest Acquisition Date.

          (w) The Lessor's Resolutions and Incumbency Certificate, etc.  On or
              ---------------------------------------------------------
prior to the Land Interest Acquisition Date, the Lessee, the Agent and each Participant shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (ii) the pertinent provisions of its by-laws and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

          (x) Construction Budget.  On or prior to the Land Interest Acquisition
              -------------------
Date, the Lessor, the Agent and each Participant shall have received a construction budget with respect to the Property reasonably satisfactory to each of them.

          (y) Termination of Liens.  On or prior to the Land Interest
              --------------------
Acquisition Date, the Agent, each Participant and the Lessor shall have received a pay-off letter from each Existing Lender, together with duly executed UCC-3 termination statements, mortgage releases and such other instruments, in form and substance satisfactory to the Agent, each Participant and the Lessor, as shall be necessary to terminate and satisfy all Liens created pursuant to the Existing Financing and all other Liens except Permitted Exceptions.

          (z) Property Purchase Agreement Conditions.  On or prior to the Land
              --------------------------------------
Interest Acquisition Date, the Lessor, the Agent and the Participants shall have received a copy of the Property Purchase Agreement; the Property Purchase Agreement shall be in full force and effect and shall have been validly assigned to the Lessor pursuant to the Assignment of Property Purchase Agreement; and the conditions to closing under the Property Purchase Agreement shall have been satisfied to satisfaction of, or waived by, the Lessor, the Agent and the Participants.

     SECTION 6.2  Further Conditions Precedent.  The obligation of the Lessor to
                  ----------------------------
acquire the Land Interest on the Land Acquisition Date or to make an Advance on any Funding Date and the obligation of each Participant to purchase its Participation Interest in, and to make available its related portion of, such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and to satisfaction on or before the Closing Date, Land Interest Acquisition Date or such Funding Date of the conditions precedent set forth in Section 6.1 (it being understood that the Lessor's
                       -----------
obligations to acquire the Land Interest and to make Advances to the Lessee and each Participant's obligation to fund the purchase of its Participation Interest in an Advance shall not be subject to the conditions precedent set forth in
Section 6.1 and
-----------
this Section 6.2 to the extent such conditions are actions required of the
     -----------
Lessor or such Participant):

          (a) Representations and Warranties.  (i) On the Closing Date, the
              ------------------------------
representations and warranties of the Lessee, the Guarantor, the Lessor and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date; and (ii) on the Land Interest Acquisition Date (if such date occurs after the Closing Date) and each other Funding Date, the representations and warranties of the Lessee contained herein and in each of the Operative Documents shall be true and correct as though made on and as of such date; in each case except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true an correct on and as of such earlier date.

          (b) Performance of Covenants.  (i) On the Closing Date the parties
              ------------------------
hereto shall have performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date, and (ii) on the Land Interest Acquisition Date (if such date occurs after the Closing Date) and each other Funding Date the Lessee shall have performed its respective agreements contained herein and in the other Operative Documents to be performed by it on or prior to such date.

          (c) Title.  Title to the Property shall conform to the representations
              -----
and warranties set forth in Section 8.4(c).
                            --------------

          (d) No Default.  There shall not have occurred and be continuing any
              ----------
Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Property and/or the making of the Advance requested by such Funding Request, as the case may be.

     SECTION 6.3  Further Condition Precedent.  The obligation of the Lessor to
                  ---------------------------
make any Advance in respect of the Property on a Funding Date after the Land Interest Acquisition Date, the obligation of the Lessor to make the initial Advance to finance the acquisition of Equipment or the construction of any Improvements or the funding of any Interest Payment Advance on any Funding Date, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to satisfaction or waiver of the following condition precedent and the conditions precedent set forth in Section
                                                                        -------
6.1 and Section 6.2 (it being understood that the Lessor's obligation to finance
---     -----------
such Equipment, if any, or Improvements shall not be subject to the conditions precedent set forth in this Section 6.3 or Section 6.1 or Section 6.2 to the
                            -----------    -----------    -----------
extent such conditions are actions required of the Lessor) on or prior to such Funding Date:

          (a) Appraisal.  On or prior to such Funding Date, the Agent, the
              ---------
Lessor and the Participants shall have received an Appraisal of that portion of the Property not subject to the Appraisal referred to in Section 10.1(s) and
                                                         ---------------
prepared by the appraiser preparing the Appraisal
referred to in Section 10.1(s), which Appraisal shall (i) show that the Fair
               ---------------
Market Sales Value of that portion of the Land Interest with respect to such Property as of the projected Completion Date shall not exceed twenty-five (25%) of the Fair Market Sales Value of such portion of the Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications for such Property, and (ii) show as of the projected Completion Date the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and
(iii) meet the other applicable requirements set forth in the definition of the "Appraisal" contained in Appendix 1.
 ---------

          If any of the conditions precedent set forth in this Section 6.3 or in
                                                               -----------
Section 6.1 or Section 6.2 (if such conditions apply to subsequent Funding
-----------    -----------
Dates) shall not have been satisfied on any Funding Date subsequent to the initial Funding Date and the Lessor and the Participants refuse to fund the requested Advance, the Lessee may exercise its Purchase Option under Section
                                                                     -------
20.1 of the Lease upon not less than ten (10) days' written notice to the
-----------------
Lessor, the Agent and the Participants.

     SECTION 6.4  Conditions to Restructuring Date.  The assignments of and
                  --------------------------------
amendments to the Operative Documents to take effect on the Restructuring Date are subject to satisfaction or waiver of the conditions precedent set forth on

Schedule 6.4; provided, however, that the title insurance policies or
------------  --------  -------
commitments described in Part III.A. of Schedule 6.4 may include standard
                         ---------------------------
exceptions for rights or claims of parties in possession, easements or claims of easements, and discrepancies, conflicts in boundary lines, shortage in area, encroachments, and any facts which a correct survey would disclose and which are not shown by the public records, if not later than forty-five (45) days after the Restructuring Date, the Lessee delivers a current ALTA survey certified to the Lessor, the Participants and the title company in a form which will enable the title company to issue such title insurance policies without such standard exceptions or any new exceptions disclosed by such survey. The Lessee covenants to deliver to the Agent the survey and title insurance policies or commitments described in the proviso to the preceding sentence and any failure to deliver such items to the Agent may give rise to a Lease Event of Default under Section
                                                                        -------
17.1(d) of the Lease, but in no event shall the cure period provided by such
--------------------
section exceed thirty (30) days.

                                   SECTION 7

                           COMPLETION DATE CONDITIONS

     SECTION 7.1  Conditions.  The occurrence of the Completion Date shall be
                  ----------
subject to the fulfillment to the satisfaction of, or waiver by, the Required Participants of the following conditions precedent:

          (a) Architect's Certificate.  The Lessee shall have furnished to the
              -----------------------
Lessor and Agent a (i) certificate of the Architect (substantially in the form of Exhibit H) dated at or about the Completion Date and stating that (a) the
   ---------
Improvements have been completed substantially in accordance with the Plans and Specifications and the Property is ready for occupancy, (b) the Property, as so completed, complies in all material respects with all Applicable Laws, and certifying that attached thereto are true and complete copies of an "as built" or "record" set of the Plans and Specifications, and a plat of survey of the Property "as built" showing all paving, driveways, fences and exterior improvements; and (ii) a date-down endorsement to or amendment and restatement of the title insurance policies described in Section 6.1(g).
                                             --------------

          (b) Construction Completion.  The construction of the Improvements
              -----------------------
shall have been completed substantially in accordance with the Plans and Specifications and all Applicable Law, and such Property shall be ready for occupancy and operation. All Fixtures, Equipment and other Improvements contemplated under the Plans and Specifications to be incorporated into or installed in the Property shall have been incorporated or installed free and clear of all Liens except for Permitted Liens.

          (c) Lessee Certification.  The Lessee shall have furnished the Lessor
              --------------------
and the Agent with a certification of the Lessee (substantially in the form of

Exhibit I) as follows:
---------

               (i) The representations and warranties of the Lessee with respect to the Property set forth in Section 8.4(b) are true and correct as of the
                                  --------------
     Completion Date. All amounts owing to third parties for the construction of the Improvements have been paid in full.

               (ii) No changes or modifications were made to the related Plans and Specifications after the Closing Date that have had a Material adverse effect on the value, use or useful life of the Property.

                                   SECTION 8

                                REPRESENTATIONS

     SECTION 8.1  Representations of the Lessor.  The Lessor represents and
                  -----------------------------
warrants to each of the other parties hereto as follows:

          (a) Due Organization, etc.  It is a corporation duly organized,
              ----------------------
validly existing and in good standing under the laws of the State of Ohio and has the corporate power and authority to enter into and perform its obligations under each of the Operative Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or will be a party.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States or Ohio law, governmental rule or regulation, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of incorporation or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority, except such as have been obtained on the Lessee's or the Lessor's behalf.

          (c) Enforceability, etc.  Each Operative Document to which the Lessor
              --------------------
is or will be a party has been duly executed and delivered by the Lessor and each such Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

          (d) Litigation.  There is no action or proceeding pending or, to its
              ----------
knowledge, threatened to which it is a party, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Lessor or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

          (e) Assignment.  It has not assigned or transferred any of its right,
              ----------
title or interest in or under the Lease except to the Agent, for the benefit of the Participants, in accordance with this Participation Agreement and the other Operative Documents.

          (f) Defaults.  No Default or Event of Default under the Operative
              --------
Documents attributable to it has occurred and is continuing.

          (g) Use of Proceeds.  The proceeds of the purchase of the
              ---------------
Participation Interests shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

          (h) Securities Act.  Neither the Lessor nor any Person authorized by
              --------------
the Lessor to act on its behalf has offered or sold any interest in the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Agent and the Participants, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Lease or the Property to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

          (i) Chief Place of Business.  The Lessor's chief place of business,
              -----------------------
chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at 54 State Street, Albany, New York 12207.

          (j) Federal Reserve Regulations.  The Lessor is not engaged
              ---------------------------
principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the purchase of the Participation Interests will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U, or X of the Board.

          (k) Investment Company Act.  The Lessor is not an "investment company"
              ----------------------
or a company controlled by an "investment company" within the meaning of the Investment Company Act.

          (l) No Plan Assets.  The Lessor is not acquiring its interests in the
              --------------
Property with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in
Section 4975(e)(1) of the Code).

          (m) Equity Source.  (i) The source of its 3.520838% minimum equity
              -------------
investment in the Tranche C Participation Interest is full recourse debt the obligee of which is KeyBank National Association, the ultimate parent of the Lessor; (ii) the Lessor will not obtain residual insurance or any other residual guarantee to ensure recovery of its equity investment; and (iii) the Lessor will be liable for any decline in the fair value of the residual interest and has, and is expected to continue to have during the term of the Lease, other significant assets, in addition to and of a value that exceeds its equity investment, that are at risk.

     SECTION 8.2  Representations of the Participants.  Each Participant
                  -----------------------------------
represents and warrants to the Lessor, each of the other Participants and the Lessee as follows:

          (a) No Plan Assets.  Such Participant is not and will not be funding
              --------------
its Participation Interest hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code). The advancing of any amount with respect to its Participation Interest on any Funding Date shall constitute an affirmation by the subject Participant of the preceding representation and warranty.

          (b) Due Organization, etc.  It is either (i) a duly organized and
              ----------------------
validly existing corporation in good standing under the laws of the state of its incorporation, or (ii) a national banking association duly organized and validly existing under the laws of the United States or (iii) a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization, and, in each case, has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is a party.

          (c) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current law, governmental rule or regulation of the United States or the state or country of its organization, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its certificate of incorporation or bylaws, articles of association or other organizational documents or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority.

          (d) Enforceability, etc.  Each Operative Document to which it is a
              -------------------
party has been, or on or before the Closing Date or applicable Funding Date or Land Interest Acquisition Date will be, duly executed and delivered by it and each such Operative Document to which it is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

          (e) Litigation.  There is no action or proceeding pending or, to its
              ----------
knowledge, threatened to which it is or will be a party before any Governmental Authority that is reasonably likely to be adversely determined and, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party.

     SECTION 8.3  Representations of the Lessee.  The Lessee represents and
                  -----------------------------
warrants to each of the other parties hereto that:

          (a) Corporate Status.  The Lessee (i) is a corporation duly organized,
              ----------------
validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the States of California and Colorado and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

          (b) Corporate Power and Authority.  The Lessee has corporate power and
              -----------------------------
authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party and has or will have duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

          (c) No Violation.  Neither the execution, delivery and performance by
              ------------
the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or the Property that would (x) adversely affect the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or (y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Lessee, or (z) have an adverse effect on the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Lessee pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Lessee.

          (d) Litigation.  There are no actions, suits or proceedings pending
              ----------
or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Material Adverse Effect or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Lessee or the Property under the Operative Documents.

          (e) Governmental Approvals.  No Governmental Action by any
              ----------------------
Governmental Authority having jurisdiction over the Lessee or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) hereof with the appropriate Governmental
                    --------------
Authorities, all of which will have been completed on or prior to the Land Interest Acquisition Date.

          (f) Investment Company Act.  The Lessee is not an "investment company"
              ----------------------
or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

          (g) Public Utility Holding Company Act.  The Lessee is not a "holding
              ----------------------------------
company, or a "subsidiary company," or an "affiliate" of a "holding company", or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (h) Accuracy of Information Furnished.  None of the Operative
              ---------------------------------
Documents and none of the other certificates, statements or information furnished to the Lessor, the Agent or any Participant by or on behalf of the Lessee or any of its Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby (taken together with all such Operative Documents, certificates, statements or information) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood by the Lessor, the Agent or any Participant that the projections and forecasts provided by the Lessee are not to be viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

          (i) Taxes.  All United States federal income tax returns and all other
              -----
Material tax returns which are required to have been filed have been or will be prepared in accordance with applicable law and filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

          (j) Compliance with ERISA.  Each member of the ERISA Group has
              ---------------------
fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (k) Environmental and Other Regulations.  Except as set forth in
              -----------------------------------
Schedule III attached hereto, the Lessee and the Property are in compliance with
------------
all Environmental Laws relating to pollution and environmental control or employee safety in the jurisdiction in which the Property is located and in all other domestic jurisdictions, other than, with respect to such other jurisdictions, those Environmental Laws the non-compliance with which would not have a Material Adverse Effect.

          (l) Offer of Securities, etc.  Neither the Lessee nor the Guarantor
              ------------------------
nor any Person authorized to act on their behalf has, directly or indirectly, offered any interest in the Property or the Lease or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property or the Lease), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants, the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

          (m) Financial Statements.  The audited consolidated statement of
              --------------------
financial position of the Lessee and its consolidated Subsidiaries as of March 31, 1997 and the related consolidated statements of income, shareholder's equity and cash flows for the fiscal year then ended, reported on by Ernst & Young, LLP, a copy of which has been delivered to each of the Lessor, the Participants and the Agent, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.

          (n) No Violation or Default.  Neither the Lessee nor any of the
              -----------------------
Lessee's Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither the Lessee nor any of the Lessee's Subsidiaries (A) is in violation of any Environmental Laws, (B) to the best of the Lessee's knowledge, has any liability or potential liability under any Environmental Laws or (C) has received written notice or other written communication of an investigation or is under investigation by any Governmental Authority having jurisdiction over the Lessee or any of the Lessee's Subsidiaries having authority to enforce Environmental Laws, where, in each case, such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect, nor, to the best of the Lessee's knowledge, have any Hazardous Materials been released or disposed of on any of the properties owned by the Lessee or the Lessee's Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

          (o) Title; Possession Under Leases.  The Lessee and the Lessee's
              ------------------------------
Subsidiaries (i) own and have good title (without regard to minor defects of title), or leasehold interests in, all their other respective properties and assets which are material to the business of the Lessee and its Subsidiaries taken as a whole as reflected in the most recent Financial Statements delivered to the Agent (except those assets and properties disposed of since the date of such Financial Statements in compliance with this Participation Agreement) and
(ii) own and have good title (without regard to minor defects of title) to, or leasehold interests in, all respective properties and assets acquired by the Lessee and the Lessee's Subsidiaries since such date which are material to the business of the Lessee and its Subsidiaries taken as a whole (except those assets and properties disposed of in compliance with this Participation Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

          (p) Patent and Other Rights.  The Lessee and the Lessee's Subsidiaries
              -----------------------
own or license under validly existing agreements (or could obtain such ownership, possession or license on terms not materially adverse to the Lessee and its Subsidiaries, taken as a whole, and under circumstances that could not reasonably be expected to have a Material Adverse Effect), and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are material to conduct the businesses of the Lessee and its Subsidiaries (taken as a whole) as now conducted.

          (q) Solvency, Etc.  The Lessee and each of its Material Subsidiaries
              -------------
is Solvent and, after the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, will be Solvent.

          (r) Catastrophic Events.  Neither the Lessee nor any of the Lessee's
              -------------------
Subsidiaries and none of their properties is affected by any fire, explosion, strike, lockout or other labor dispute, earthquake, embargo or other casualty that is reasonably likely to have a Material Adverse Effect. As of the Closing Date, there are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which the Lessee or any of the Lessee's Subsidiaries is a party, an there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of the Lessee, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

     SECTION 8.4  Representations of the Lessee With Respect to the Property on
                  -------------------------------------------------------------
the Land Interest Acquisition Date.  The Lessee hereby represents and warrants
----------------------------------
as follows:

          (a) Representations.  The representations and warranties of the
              ---------------
Construction Agent and the Lessee set forth in the Operative Documents are true and correct. The Construction Agent and the Lessee are in compliance in with their respective obligations under the Operative Documents and there exists no Default or Event of Default.

          (b) Property.  Such Property consists of the Land Interest on which
              --------
administration, manufacturing design and warehouse facilities will be constructed pursuant to the Construction Agency Agreement. Such Property is located in the State of Colorado. Such Property as improved in accordance with the related Plans and Specifications and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants will comply in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. The related Plans and Specifications have been or will be prepared in all material respects in accordance with applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the facility in accordance with the Plans and Specifications, such facility and the other Improvements on such Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance) and such facility and other Improvements will comply in all Material respects with all applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all applicable Environmental Laws and building, planning, zoning and fire codes). Upon completion of such facility in accordance with the related Plans and Specifications, the Improvements including, without limitation, structural members, the plumbing, heating, air conditioning and electrical systems thereof, and all water, sewer, electric, gas, telephone and drainage facilities will be completed in a workmanlike manner and in accordance with the Plans and Specifications and will be in first class working condition and fit for use as administration, manufacturing design and warehouse facilities, and all other utilities required to adequately service the Improvements for their intended use are or will be available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental
Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or such Property which adversely affects the title to, or the use, operation or value of, the Property. As of the Land Interest Acquisition Date, no fire or other casualty with respect to the Property shall have occurred, and as of each other Funding Date, no fire or other casualty with respect to the

Property shall have occurred that constitutes a Significant Casualty with respect to which the Lessee shall have delivered a Termination Notice under
Section 16.1 of the Lease.  The Property has or will have available all material
-------------------------
services of public facilities and other utilities necessary for use and operation of such facility and the other Improvements for their primary intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access to such facility from publicly dedicated streets and public highways for pedestrians and motor vehicles. All utilities serving such Property, or proposed to serve such Property in accordance with the related Plans and Specifications, are located in, and vehicular access to the Improvements on such Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. All material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from such Property during the construction of the Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable and will in each case be maintained by the Lessee during the periods for which they are required by Applicable Law or such Governmental Authorities.

          (c) Title.  The Deed providing for the acquisition of the Property is
              -----
sufficient to convey title to the Property in fee simple, subject only to Permitted Exceptions. Upon conveyance of the Deed on the Land Interest Acquisition Date, the Lessor will own fee simple title in the Land Interest and any Improvements and will have the right to grant the Mortgage on the Property. The Lessor will at all times during the Term have good title to all Equipment wherever located and to any Improvements.

          (d) Insurance.  The Lessee has obtained insurance coverage covering
              ---------
the Property which meets the requirements of Article XIV of the Lease, and such
                                             ------------------------
coverage is in full force and effect.

          (e) Lease.  Upon the execution and delivery of the Lease Supplement to
              -----
the Lease, (i) the Lessee will have unconditionally accepted the Property and will be bound by the terms of the Lease Supplement and will have a valid leasehold interest in the Property, subject only to the Permitted Exceptions;
(ii) the Lessee's obligation to pay Rent will be an independent covenant and no right of deduction or offset will exist with respect to any Rent or other sums payable under the Lease; and (iii) no Rent under the Lease will have been prepaid and the Lessee will have no right to prepay the Rent, except as specifically set forth therein.

          (f) Protection of Interests.  (i) On the Land Interest Acquisition
              -----------------------
Date, the Lease Supplement, the Assignment of Lease, the Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage are each in a form sufficient, and have been recorded in all recording offices necessary, to grant perfected first priority liens on the Property to the

Agent or the Lessor, as the case may be, (ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in the Lessor's interest in all Equipment, if any, to be located on the Property and the Improvements; and (iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

          (g) Flood Hazard Areas.  No portion of the Property is located in an
              ------------------
area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property or such portion thereof in accordance with
Section 14.2(b) of the Lease and in accordance with the National Flood Insurance
----------------------------
Act of 1968, as amended.

          (h) Conditions Precedent.  All conditions precedent contained in this
              --------------------
Participation Agreement and in the other Operative Documents relating to the acquisition and leasing of the Property by the Lessor have been satisfied in full or waived.

     SECTION 8.5  Representations of the Lessee With Respect to Each Advance.
                  ----------------------------------------------------------
The Lessee hereby represents and warrants as of each Funding Date on which an Advance is made as follows:

          (a) Representations.  The representations and warranties of the
              ---------------
Construction Agent and the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Sections 8.3 and 8.4)
                                                           --------------------
are true and correct in all Material respects on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date. The Construction Agent and the Lessee are in compliance in all Material respects with their respective obligations under the Operative Documents and there exists no Default or Event of Default which is continuing. No Default or Event of Default will occur as a result of, or after giving effect to, the Advance requested by the Acquisition Request or the Funding Request on such date.

          (b) Improvements.  Construction of the Improvements to date has been
              ------------
performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Requirements of Law.

          (c) No Liens.  There have been no Liens against the Property since the
              --------
recordation of the Deed, the Lease Supplement, the Assignment of Lease, the Consent to Assignment or the Mortgage other than Permitted Exceptions and Liens that have been removed or bonded by or on behalf of the Lessee to the satisfaction of the Lessor and the Agent. The Participation Interests funding such Advance are secured by the Lien of the Mortgage.

          (d) Advance.  The amount of the Advance requested represents amounts
              -------
owing in respect of the acquisition price of the Land Interest or amounts that the Lessee reasonably believes will be due in the sixty (60) days following such Advance from the Lessee to third parties in respect of Property Improvements Costs, or amounts paid by the Lessee to third parties in respect of Property Costs for which the Lessee has not previously been reimbursed by an Advance. The conditions precedent to such Advance and the related remittances by the Participants with respect thereto set forth in Section 6 have been satisfied.
                                               ---------

          (e) Lease.  Upon the execution and delivery of each Equipment Schedule
              -----
to the Lease, the Lessee will have unconditionally accepted the Equipment, if any, subject to the Lease Supplement and will have good and marketable title to a valid and subsisting leasehold interest in such Equipment, subject only to Permitted Exceptions.

          (f) Protection of Interests.  On each Funding Date for the acquisition
              -----------------------
of Equipment, (i) the Lease Supplement, the applicable Equipment Schedule and the Mortgage are each a form sufficient to grant perfected Liens on the Lessee's and the Lessor's interests, respectively, in the Equipment to the Lessor and Agent, respectively, (ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in such interest in such Equipment, and (iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest in such Equipment under the Lease to the extent the Lease is a security agreement.

          (g) Title Insurance Date Down Endorsement.  Prior to each Advance
              -------------------------------------
during the Construction Period and prior to an Advance following the Construction Period for Property Improvement Costs to which a mechanics' lien could take priority over the lien of the Mortgage or the lien of the Lease, the Lessee shall furnish the Lessor at the Lessee's expense an endorsement or other coverage reasonably acceptable to the Agent from the title insurance company issuing the policies pursuant to Section 6.1, insuring the Lessor and the Agent
                                 -----------
that (i) all mechanics' or similar liens and claims for such liens which could arise from that part of the Property Improvements Costs previously paid for, if any, or to be paid for with the then proposed Advance, have been waived and (ii) there has not been filed with respect to all or any parts of the Land Interest and Improvements any mechanics' or similar liens or claims of such liens that are not discharged of record, or insured over by the title insurance company, in respect of any part of the Land Interest and Improvements.

                                   SECTION 9


                          PAYMENT OF CERTAIN EXPENSES

     The Lessee agrees, for the benefit of the Lessor, the Agent and the Participants, that:

     SECTION 9.1  Transaction Expenses.  (a) The Lessee shall pay, or cause to
                  --------------------
be paid, from time to time all Transaction Expenses in respect of the transactions consummated on the Closing Date, the Land Interest Acquisition Date or any Funding Date, it being understood and agreed that neither the Agent, the Lessor nor any Participant shall be required to advance any Transaction Expenses in connection with the closing. Such Transaction Expenses may be added to the Property Cost to the extent supported by the Appraisal and agreed by the Agent and the Participants.

          (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses of the Lessor, (ii) the Administrative Fee, (iii) all Transaction Expenses reasonably incurred by the Lessee, the Agent or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, in each case (except after the occurrence of an Event of Default) which have been requested by or approved by the Lessee, (iv) all Transaction Expenses incurred by the Lessor, the Lessee or the Agent in connection with any purchase of the Property by the Lessee or other Person pursuant to Articles XVI, XVII, XX or
                                                   -------------------------
XXII of the Lease, and (v) all Transaction Expenses incurred by any of the other
-----------------
parties hereto in respect of enforcement of any of their rights or remedies against the Lessee in respect of the Operative Documents.

     SECTION 9.2  Brokers' Fees and Stamp Taxes.  The Lessee shall pay or cause
                  -----------------------------
to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

     SECTION 9.3  Obligations.  The Lessee shall pay, on or before the due date
                  -----------
thereof, all costs, expenses and other amounts required to be paid by the Mortgage and the Assignment of Lease.

                                  SECTION 10


                        OTHER COVENANTS AND AGREEMENTS

     SECTION 10.1 Covenants of the Lessee. So long as this Participation
                  -----------------------
Agreement is in effect, the Lessee shall, and shall (except in the case of the Lessee's reporting covenants) cause each Subsidiary, to::

          (a)  Financial Statements. Deliver to the Agent and each Participant,
               --------------------
in form and detail satisfactory to the Agent and the Required Participants:

               (i) as soon as available, but in any event within (A) ninety (90) days after the end of each fiscal year of the Lessee, or, (B) if the Lessee has been granted an extension by the Securities and Exchange Commission permitting the late filing by the Lessee of any annual report on form 10-K, the earlier of (x) 120 days after the end of each fiscal year of the Lessee or (y) the last day of any such extension, a consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Participants;

               (ii) as soon as available, but in any event within (A) forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee, or, (B) if the Lessee has been granted an extension by the Securities and Exchange Commission permitting the late filing by the Lessee of any quarterly report on form 10-Q, the earlier of
     (x) sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee or (y) the last day of any such extension, a consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows for such fiscal quarter and for the portion of the Lessee's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Lessee as fairly presenting the financial condition, results of operations and cash flows of the Lessee and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

               (iii) Reports required to be delivered pursuant to clauses (i)
                                                                  -----------
     and (ii) of this Section 10.1(a) shall be deemed to have been delivered on
     --------------------------------
     the date on which the Lessee posts such reports on the Lessee's website on the Internet at the website address listed on Schedule III hereof or when
                                                   ------------
     such report is posted on the Securities and Exchange Commission's website at www.sec.gov.; provided that (A) the Lessee shall deliver paper copies of
                      --------
     the reports referred to in such clauses (i) and (ii) of this Section
                                     ------------------------------------
     10.1(a) to the Agent or any Participant who requests the Lessee to deliver
     -------
     such paper copies until written request to cease delivering paper copies is given by the Agent or such Participant, (B) the Lessee shall notify the Agent and the Participants of the posting of any such new material, and (C) in every instance the Lessee shall provide paper copies of the Compliance Certificates required by clause (i) of Section 10.1(b) to the Agent and
                              -----------------------------
     each Participant. Except for the Compliance Certificates referred to in such clause (i) of Section 10.1(b), the Agent shall have no obligation to
          -----------------------------
     request the delivery or to maintain copies of the reports referred to in clauses (i) and (ii) of this Section 10.1(a), and in any event shall have
     --------------------------------------------
     no responsibility to monitor compliance by the Lessee with any such request for delivery, and each Participant shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

          (b)  Certificates, Notices and Other Information.  Deliver to the
               -------------------------------------------
Agent and each Participant, in form and detail satisfactory to the Agent and the Required Participants:

               (i) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) of Section 10.1(a), a duly completed
                    ---------------------------------------
     Compliance Certificate signed by a Responsible Officer of the Lessee;

               (ii) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Lessee, and copies of all annual, regular, periodic and special reports and registration statements which the Lessee may file or be required to file with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Agent pursuant hereto;

               (iii) promptly after the occurrence thereof, notice of any Default or Event of Default;

               (iv) notice of any change in accounting policies or financial reporting practices by the Lessee or any Subsidiary that is material to the Lessee or to the Lessee and its Subsidiaries on a consolidated basis;

               (v) promptly after the commencement thereof, notice of any litigation, investigation or proceeding affecting the Lessee where the reasonably expected damages to the Lessee exceed the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, has a Material Adverse Effect;

               (vi) promptly after the occurrence thereof, notice of any Reportable Event with respect to any Plan or the intent to terminate any Plan, or the institution of proceedings or the taking or expected taking of any other action to terminate any Plan or withdraw from any Plan;

               (vii) promptly after the occurrence thereof, notice of any Material Adverse Effect; and

               (viii) promptly, such other data and information as from time to time may be reasonably requested by the Agent, or, through the Agent or any Participant. Notwithstanding any provision of this Participation Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, neither the Lessee nor any of its Subsidiaries shall be required to disclose, permit the inspection, examination, photocopying or making extracts of, or discuss, any document, information or other matter that (A) constitutes non-financial trade secrets or non-financial proprietary information, or (B) the disclosure of which to any Participant, or their designated representative, is then prohibited by law or any agreement binding on the Lessee or any of its Subsidiaries that was not entered into by the Lessee or any such Subsidiary for the purpose of concealing information from the Participants.

          Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Lessee setting forth details of the occurrence referred to therein and stating what action the Lessee has taken and proposes to take with respect thereto.

          (c)  Payment of Taxes.  Pay and discharge when due all material taxes,
               ----------------
assessments, and governmental charges, except for any such tax, assessment, charge, or levy which is an Ordinary Course Lien under subsection (b) of the definition of such
                                       -------------
term and except as otherwise provided in Section 13 hereof or Article XIII of
                                         ----------           ------------
the Lease.

          (d)  Preservation of Existence. Preserve and maintain its existence,
               -------------------------
licenses, permits, rights, franchises and privileges necessary or desirable in the normal conduct of its business, except (i) as permitted by Section 10.1(n),
                                                               ---------------
or (ii) where failure to do so does not have a Material Adverse Effect.

          (e)  Maintenance of Properties.  Maintain, preserve and protect all of
               -------------------------
its material properties and equipment necessary in the operation of its business in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect..

          (f)  Maintenance of Insurance.  Maintain liability and casualty
               ------------------------
insurance with responsible insurance companies satisfactory to the Agent in such amounts and against such risks as is customary for similarly situated businesses.

          (g)  Compliance with Requirements of Law.  (i) Comply with all
               -----------------------------------
Requirements of Law, noncompliance with which has a Material Adverse Effect; and
(ii) conduct its operations and keep and maintain its property in material compliance with all Environmental Laws.

          (h)  Inspection Rights.  At any time during regular business hours and
               -----------------
as often as reasonably requested upon reasonable notice, permit the Agent or any Participant, or any employee, agent or representative thereof, to examine, audit and make copies and abstracts from the Lessee's records and books of account and to visit and inspect its properties and to discuss its affairs, finances and accounts with any of its officers and key employees, and, upon request, furnish promptly to the Agent or any Participant true copies of all financial information and internal management reports made available to their senior management.

          (i)  Keeping of Records and Books of Account.  Keep adequate records
               ---------------------------------------
and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Lessee or any applicable Subsidiary.

          (j)  Compliance with ERISA.  Cause, and cause each of its ERISA
               ---------------------
Affiliates to: (i) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (ii) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (iii) make all required contributions to any Plan subject to Section 412 of the Code.

          (k)  Compliance With Agreements.  Promptly and fully comply with all
               --------------------------
Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (i) the nonperformance of which would not cause a Default or Event of Default, (ii) then being contested by any of them in good faith by appropriate proceedings, or

(iii) if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          (l)  Indebtedness. Create, incur, assume or suffer to exist any
               ------------
Indebtedness, except for the following ("Permitted Indebtedness"):
              ------                     ----------------------

               (i)    The obligations of the Lessee under the Operative
Documents;

               (ii)   Indebtedness outstanding on the date hereof and listed on
     Schedule 10.1 and any refinancings, refundings, renewals or extensions
     -------------
     thereof, provided that the amount of such Indebtedness is not increased at
              --------
     the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing and by an amount equal to any utilized commitments thereunder;

               (iii)  Ordinary Course Indebtedness;

               (iv) Indebtedness of the Lessee under the Convertible Subordinated Debentures;

               (v) Indebtedness of the Lessee under any letter of credit facility (a "Permitted LC Agreement"), provided that (A) the only credit
                  ----------------------    --------
     extended to the Lessee pursuant to any Permitted LC Agreement consists of letters of credit issued for the benefit of MKE or its affiliates to secure obligations owed by the Lessee to the beneficiaries for the purchase price of inventory; (B) the sum at any time of the aggregate face amount of all letters of credit issued and outstanding under all Permitted LC Agreements, plus the aggregate amount of all unremedied drawings under such letters of
     ----
     credit, does not exceed $85,000,000; and (C) the Indebtedness of the Lessee under any Permitted LC Agreement is at all times either unsecured or secured by Liens permitted pursuant to Section 10.1(m);
                                            ---------------

               (vi) Indebtedness of the Lessee and its Subsidiaries under loans and Capital Leases incurred by the Lessee or any of its Subsidiaries to finance the acquisition by such Person of real property, improvements, fixtures, equipment or other fixed assets (together with attachments, ascensions, additions, "soft costs" and proceeds thereof), provided that in
                                                                --------
     each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than six (6) months after, the acquisition by such Person of the property so financed, and (B) such Indebtedness does not exceed the purchase price of the property so financed;

               (vii) Indebtedness of the Lessee and any of its Subsidiaries under Synthetic Lease Obligations;

               (viii) Indebtedness of the Lessee and its Subsidiaries under initial or successive refinancings, refundings, renewals or extensions of any Indebtedness permitted by clauses (v), (vi) and (vii) above, provided
                                   ---------------------------        --------
     that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing;

               (ix) Indebtedness of the Lessee and its Subsidiaries in respect of any Permitted Receivables Facility;

               (x) Indebtedness of the Lessee to any of the Lessee's Subsidiaries, Indebtedness of any of the Lessee's Subsidiaries to the Lessee or Indebtedness of any of the Lessee's Subsidiaries to any of the Lessee's other Subsidiaries;

               (xi) Subordinated Indebtedness of the Lessee to any Person, provided that (A) such Indebtedness contains subordination provisions no
     --------
     less favorable to the Agent and the Participants than those set forth in Exhibit R or as otherwise approved by the Required Participants and (B) the
     ---------
     aggregate principal amount of all Subordinated Debt of the Lessee outstanding (including the Convertible Subordinated Debentures) does not exceed $700,000,000 at any time; and

               (xii) Indebtedness not exceeding, in the aggregate at any time, ten percent (10%) of the total consolidated assets of the Lessee and its Subsidiaries determined as of the end of the most recent fiscal quarter.

          (m)  Liens.  Incur, assume or suffer to exist, any Lien upon any of
               -----
its property, assets or revenues, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):
                           ---------------
               (i) Liens in favor of any of the Agent or any Participant securing the obligations of the Lessee under the Operative Documents;

               (ii)  Liens existing on the date hereof and listed on Schedule
                                                                     --------
     10.1 and any renewals or extensions thereof, provided that the property
     ----                                         --------
     covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 10.1(l);
                                                              ---------------

               (iii) Ordinary Course Liens;

               (iv) Liens securing Investments which constitute Permitted Investments under Section 10.1(p);
                       ---------------

               (v) Liens on cash or cash equivalents securing reimbursement obligations of the Lessee under letters of credit (other than any letters of credit issued under the Loan Documents) in an aggregate amount of all such cash and cash equivalents not to exceed $100,000,000;

               (vi)  Liens in respect of any Permitted Receivables Facility;

               (vii) Liens on the property or assets of any corporation which becomes a Subsidiary of the Lessee after the date of this Participation Agreement, provided that (A) such Liens exist at the time such corporation
                --------
     became a Subsidiary, and (B) such Liens were not created in contemplation of such acquisition by the Lessee;

               (viii) Rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided
                                                                     --------
     that in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness (together with accessions, additions, replacements and proceeds thereof), and (z) such rights do not secure any Indebtedness other than Permitted Indebtedness;

               (ix) Liens securing Indebtedness and any related obligations of the Lessee or any of its Subsidiaries which constitutes Permitted Indebtedness under clause (vii) of Section 10.1(l) (or refinancings of such
                        -------------------------------
     Indebtedness under clause (viii) of Section 10.1(l)), provided that such
                        --------------------------------   --------
     Liens cover only those assets subject to Synthetic Lease Obligations (together with accessions, additions, replacements and proceeds thereof);

               (x) Liens incurred in connection with leases, subleases, licenses and sublicenses granted to Persons not interfering in any material respect with the business of the Lessee and its Subsidiaries and any interest or title of a lessee or licensee under any such leases, subleases, licenses or sublicenses;

               (xi) Liens in favor of the Lenders in connection with the letter of credit cash collateral account established in accordance with the Loan Documents; and

               (xii) Liens not otherwise permitted hereunder on the property or assets of the Lessee and any of its Subsidiaries securing (A) borrowed money Indebtedness, (B) all obligations of the Lessee arising other than in connection with any securitization which are evidenced by bonds, debentures, notes or other similar instruments, or (C) Indebtedness consisting of letter of credit reimbursement obligations (including pursuant to a Permitted LC Agreement), provided that, in each case, (x) the
                                            --------
     aggregate principal amount of all Indebtedness secured by such Liens does not exceed at any time ten percent (10%) of the total assets of the Lessee and its Subsidiaries determined as of the end of the fiscal quarter immediately preceding the date of determination and (y) such Liens do not encumber current assets of the Lessee and its Subsidiaries in excess of $50,000,000.

          (n)  Fundamental Changes. Merge or consolidate with or into any Person
               -------------------
or liquidate, wind-up or dissolve itself, or permit or suffer any liquidation or dissolution or sell all or substantially all of its assets, except that:
                                                            ------

               (i)    any Subsidiary may merge with (A) the Lessee, provided
                                                                    --------
     that the Lessee shall be the continuing or surviving corporation, (B) any one or more Subsidiaries, and (C) any joint venture, partnership or other Person, so long as such joint venture, partnership and other Person will, as a result of making such merger and all other contemporaneous related transactions, become a Subsidiary;

               (ii) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Lessee or to another Subsidiary;

               (iii) the Lessee may merge into or consolidate with any other Person, provided that (A) the Lessee is the surviving corporation, and (B)
             --------
     immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing; and


               (iv) any Subsidiary may merge or consolidate with or into any other Person or sell all or substantially all of its assets to the extent such transaction is a Disposition otherwise permitted under Section 10.1(o)
                                                                 ---------------
     or an Investment otherwise permitted under Section 10.1(p) and immediately
                                                ---------------
     after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing.

          (o)  Dispositions. Make any Dispositions, except:
               ------------                         ------

               (i)   Ordinary Course Dispositions;

               (ii)  Dispositions permitted by Section 10.1(n);
                                               ---------------

               (iii) Dispositions which constitute the making of or liquidation of Permitted Investments;

               (iv) Dispositions of assets on commercially reasonable terms or accounts receivables in connection with a Permitted Receivables Facility by the Lessee and its Subsidiaries (it being understood that any determination as to whether a particular Disposition is on commercially reasonable terms shall take into consideration any larger business transaction to which such particular Disposition is related); and

               (v) Dispositions not otherwise permitted hereunder not exceeding twenty percent (20%) of Consolidated Tangible Net Worth for the four fiscal quarter period ending as of the end of the fiscal quarter immediately preceding the date of determination.

          (p)  Investments. Make any Investments, except for the following
               -----------                        ------
("Permitted Investments"):
  ---------------------

               (i)   Investments existing on March 31, 2000;

               (ii)  Ordinary Course Investments;

               (iii) Investments permitted by Section 10.1(l) or Section
                                              ---------------    -------
     10.1(n);
     -------

               (iv) Investments arising from rights received by the Lessee and its Subsidiaries upon the required payment of any permitted contingent obligations of the Lessee and its Subsidiaries;

               (v)   Investments in the nature of Acquisitions, provided that
                                                                --------
     the aggregate amount of such Acquisitions in any period of four consecutive fiscal quarters does not exceed twenty percent (20%) of Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

               (vi) Investments of the Lessee and its Subsidiaries in Swap Contracts, provided that all such arrangements are entered into in
                --------
     connection with bona fide hedging operations and not for speculation;

               (vii) Investments by Quantum Technology Ventures (or any other Subsidiary of the Lessee with the primary purpose of making venture investments) and other Investments which the Lessee's Board of Directors determines to be strategic for the Lessee in an aggregate cost basis, at any time invested for all such entities and investments together, not to exceed the sum of (A) $150,000,000 and (B) the aggregate gain or loss on such Investments previously made under this clause (vii); and
                                                 ------------

               (viii) Investments not otherwise permitted hereunder, provided
                                                                     --------
     that the aggregate amount of such other Investments made after March 31, 2000 (less any return on any such Investments) does not exceed twenty percent (20%) of Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.

          (q)  Restricted Payments. Make any Restricted Payments, except as
               -------------------                                ------
follows:

               (i) the Lessee may pay dividends or other distributions payable solely in shares of capital stock of the Lessee or any Subsidiary or payable by a Subsidiary to the Lessee or to another Subsidiary;

               (ii) the Lessee may distribute rights pursuant to a shareholder rights plan or redeem such rights, provided that such redemption is in
                                        --------
     accordance with the terms of such shareholder rights plan;

               (iii) the Lessee may make Restricted Payments in connection with or pursuant to any of its Employee Benefits Plans or in connection with the employment, termination or compensation of its employees, officers or directors;

               (iv) the Lessee may make Restricted Payments with the Net Security Proceeds received from a substantially concurrent issuance of Equity Securities or capital stock or with its Equity Securities or capital stock or the Lessee may convert any Equity Securities in accordance with their terms into other Equity Securities;

               (v) the Lessee may purchase Equity Securities pursuant to one or more stock repurchase programs, provided that (A) no Default or Event of
                                        --------
     Default shall have
     occurred and be continuing, and (B) after giving effect to any such repurchases the Lessee shall be in compliance with Section 10.1(v); and
                                                        --------------

               (vi) any Subsidiary of the Lessee may declare or pay any dividends in respect of its Equity Securities or purchase or redeem shares of its Equity Securities or make distributions to shareholders not otherwise permitted hereunder, provided that the aggregate amount paid or
                                    --------
     distributed in any period of four consecutive quarters (excluding any amounts covered by clause (ii) above) does not exceed five percent (5%) of
                        -----------
     Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.


          (r)  ERISA. At any time engage in a transaction which could be subject
               -----
to Sections 4069 or 4212(c) of ERISA, or permit any Pension Plan to (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Requirements of Law; or (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, has a Material Adverse Effect.

          (s)  Change in Nature of Business. Engage, either directly or
               ----------------------------
indirectly through Affiliates, in any line of business other than the digital storage business, any other business incidental or reasonably related thereto, or any businesses that are, as determined by the Board of Directors of the Lessee, appropriate extensions thereof.

          (t)  Transactions with Affiliates. Enter into any transaction of any
               ----------------------------
kind with any Affiliate (other than transactions among the Lessee or any of its Subsidiaries and any Subsidiary) of the Lessee other than arm's-length transactions with Affiliates that are otherwise permitted hereunder.

          (u)  Certain Indebtedness Payments, Etc. Neither the Lessee nor any of
               ----------------------------------
its Subsidiaries shall pay, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Debt except as otherwise permitted under this Section 10.1(u); amend, modify or
                                              ---------------
otherwise change the terms of any document, instrument or agreement evidencing Subordinated Debt such that such amendment, modification or change would (i) cause the outstanding aggregate principal amount of all such Subordinated Debt so amended, modified or changed to be increased as a consequence of such amendment, modification or change, (ii) cause the subordination provisions applicable to such Subordinated Debt to be less favorable to the Agent and the Participants than those set forth on Exhibit R, (iii) increase the interest rate
                                     ---------
applicable thereto, or (iv) accelerate the scheduled payment thereof, except that, subject to the other terms and provisions hereof, the Lessee may (A)(1) call for redemption of the entire outstanding amount of the Convertible Subordinated Debentures and, (2) to the extent such Convertible Subordinated Debentures are not converted prior to the redemption date, redeem up to thirty percent (30%) of any such outstanding Convertible Subordinated Debentures less the amount of Subordinated Debt purchased by the Lessee pursuant to clause
                                                                    ------
(B)(ii) of this Section 10.1(u), provided that (x) no Default or Event of
-------------------------------  --------
Default has occurred and is continuing or would result from such call for redemption or redemption and (y) the closing price of the common stock shall have exceeded one hundred twenty percent

(120%) of the then applicable conversion price for twenty (20) trading days within a period of thirty (30) consecutive trading days ending within five (5) trading days prior to the notice of redemption. The Lessee shall not cause or permit any of its obligations, except the obligations constituting Senior Indebtedness to constitute "Designated Senior Indebtedness" under the Indenture governing the Convertible Subordinated Debentures (it being understood that the obligations of the Lessee under the Operative Documents shall at all times constitute "Designated Senior Indebtedness"); (B)(1) pay, prepay, redeem, purchase, defease or otherwise satisfy in any manner any Subordinated Debt, with the Net Security Proceeds from the substantially contemporaneous issuance of Equity Securities by the Lessee or in exchange for Equity Securities of the Lessee, and (2) otherwise purchase outstanding Subordinated Debt, provided that
                                                                  --------
the aggregate value of all such Subordinated Debt repurchased, together with the amount of all redemptions undertaken pursuant to clause (A) of this Section
                                                 --------------------------
10.1(u), does not at any time exceed thirty (30%) of the total amount of any
-------
Convertible Subordinated Debentures outstanding as of March 31, 2000; and (C) the Lessee may convert, or honor a conversion request with respect to, any such Subordinated Debt into Equity Securities of the Lessee in accordance with the terms of, and pay any cash to holders of such Subordinated Debt in connection with, such a conversion solely to the extent representing the value of any fractional shares.

          (v)  Financial Covenants.
               -------------------

               (i)  Consolidated Tangible Net Worth.  Permit Consolidated
                    -------------------------------
     Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date"), commencing with the fiscal quarter ended March 31, 2000, to be less than the greater of (A) seventy-five percent (75%) of Consolidated Tangible Net Worth as of March 31, 2000, or (B) the sum of (1) an amount equal to seventy-five percent (75%) of Consolidated Tangible Net Worth as of March 31, 2000; plus (2) an amount
                                                           ----
     equal to seventy-five percent (75%) of the sum of positive Consolidated Net Income (ignoring any quarterly losses) for each fiscal quarter after the quarter ended March 31, 2000, through and including the quarter ending on the determination date; plus (3) an amount equal to seventy-five (75%) of
                             ----
     the Net Security Proceeds of all Equity Securities issued by the Lessee (excluding any issuance where the Net Security Proceeds to the Lessee therefor are less than $10,000,000) during the period commencing on March 31, 2000 and ending on the determination date; plus (4) an amount equal to
                                                    ----
     seventy-five percent (75%) of the increase in the value of outstanding Equity Securities resulting, in accordance with GAAP, from any conversion of Convertible Subordinated Debentures into such Equity Securities; minus
                                                                         -----
     (5) the lesser of (x) the aggregate amount paid by the to repurchase Equity Securities during the period commencing on March 31, 2000 and ending on the determination date and (y) $200,000,000; and minus (6) the lesser of (x)
                                                  -----
     the aggregate amount of charges taken by the Lessee for In-Process Research & Development associated with Acquisitions during the period commencing on March 31, 2000 and ending on the determination date, and (y) $100,000,000, provided that any such charges were taken by the Lessee during the quarter
     --------
     in which any such Acquisition was completed.

               (ii)  Minimum Quick Ratio.  Permit the Quick Ratio determined as
                     -------------------
     of the last day of any fiscal quarter of the Lessee (commencing with the quarter ending March 31, 2000) to be less than 1.10:1.

               (iii) Maximum Leverage Ratio.  Permit the Leverage Ratio,
                     ----------------------
     determined as of the last day of any fiscal quarter of the Lessee, commencing with the fiscal quarter ending March 31, 2000 (measured on a rolling four quarter basis for the four fiscal quarters ended), to be greater than 2.00:1.

               (iv)  Minimum Profitability.  Suffer or permit there to exist, as
                     ---------------------
     of the last day of any fiscal quarter, for the four fiscal quarters ending on such date, commencing with the fiscal quarter ending March 31, 2000, (A) any two fiscal quarters in which the aggregate negative Consolidated Net Income for such fiscal quarters exceeds five percent (5%) of Consolidated Tangible Net Worth as of such date, or (B) cumulative Consolidated Net Income for such four-quarter period of less than $1.00. For purposes of calculating this covenant, charges for In-Process Research & Development associated with Acquisitions shall be excluded, provided that (x) any such
                                                     --------
     charges are taken during the quarter in which any such Acquisitions are completed, and (y) the aggregate amount of any such charges taken does not exceed $100,000,000 during the term of this Participation Agreement.


          (w)  Appraisal.  On or prior to the date that is not later than thirty
               ---------
(30) days (or such later date as is acceptable to the Agent and the Lessor) after the Land Interest Acquisition Date, the Agent, the Lessor and the Participants shall have received an Appraisal of that portion of the Phase I project on the Land Interest described in the Preliminary Letter of Value delivered pursuant to Section 6.1(d), which Appraisal shall (i) show that the
                      --------------
Fair Market Sales Value of the Land Interest with respect to such Property as of the projected Completion Date shall not exceed twenty-five (25%) of the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications for Property, and (ii) show as of the projected Completion Date the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and (iii) meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.

          (x)  No Impairment of Deposits.  The Lessee shall not, nor shall it
               -------------------------
permit any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person to the making by the Lessee of any deposit of Cash Collateral or the realization thereon or utilization thereof (or of any earnings thereon or of any other Collateral) by the Lessor, the Agent or any of the Participants.

     SECTION 10.2  Cooperation with the Lessee.  The Lessor, the Participants
                   ---------------------------
and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities, duties or other obligations on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

     SECTION 10.3  Covenants of the Lessor.  The Lessor hereby agrees that so
                   -----------------------
long as this Participation Agreement is in effect:

          (a)  Discharge of Liens.  The Lessor will not create or permit to
               ------------------
exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the
                                                 --------  -------
Lessor shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Lease or the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

          (b)  Change of Chief Place of Business.  The Lessor shall give prompt
               ---------------------------------
notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 54 State Street, Albany, New York 12207, or if it shall change its name, identity or corporate structure.

                                  SECTION 11

                                PARTICIPATIONS

     SECTION 11.1  Amendments; Actions on Default.  (a) The Lessor shall have
                   ------------------------------
the right to forebear from exercising rights against the Lessee to the extent the Lessor shall determine in good faith that such forbearance is appropriate and is permitted by Section 15.5 and Sections 11.1, 11.2 and 11.3. Upon the
                    ------------     ----------------------------
direction of the Required Participants, the Lessor shall execute any waiver, modification or amendment of the Lease or the Construction Agency Agreement requested by the Lessee; provided, that: (i) the waiver, modification or
                         --------
amendment is not prohibited by the forgoing provisions of this Participation Agreement, (ii) the waiver, modification or amendment does not (A) increase the amount the Lessor may be required to pay to the Lessee or anyone else, or (B) reduce or postpone (and cannot reasonably be expected to reduce or postpone) any payments that the Lessor would, but for such modification or amendment, be expected to receive, or (C) release the Lessor's interest in all or a substantial part of the Property; and (iii) the Lessor is not excused from executing the waiver, modification or amendment by Section 11.3.
                                                   ------------

          (b) The Lessor will, with reasonable promptness, provide each Participant with copies of all default notices it sends or receives under the Lease or Construction Agency Agreement and notify each Participant of any Event of Default under the Lease of which it is aware and of any other matters which, in the Lessor's reasonable judgment, are likely to materially affect the payments each Participant will be required to make or be entitled to receive under this Participation Agreement, but the Lessor will not in any event be liable to any Participant for the Lessor's failure to do so unless such failure constitutes gross negligence or willful misconduct on the part of the Lessor.

          (c) Before taking possession of the Property or exercising foreclosure or offset rights against the Property or filing any lawsuit against the Lessee because of any breach by the Lessee of the Operative Documents or if requested in writing by any Participant at any time when an Event of Default has occurred and is continuing, the Lessor shall promptly call a meeting with each Participant and the Agent to discuss what, if anything, the Lessor should do. Such meeting shall be scheduled during regular business hours in the offices of the Agent, or another appropriate location in San Francisco, California, not earlier than five (5) and not later than twenty (20) Business Days after the Lessor's receipt of the written request from a Participant. If the Required Participants shall direct the Lessor in writing to (a) send any default notices required before a Default can become an Event of Default, or (b) bring a lawsuit against the Lessee to enforce the Operative Documents when an Event of Default has occurred and is continuing, then the Lessor shall send the notice or bring the suit, and the Lessor shall prosecute any such suit with reasonable diligence using reputable counsel. However, if the Agent is not a member of the Required Participants voting pursuant to this subsection 11.1(d) in favor of the giving
                                     ------------------
of any such notice or the bringing of any such suit, then the Lessor may require that it first receive the written agreement (in form reasonably acceptable to the Lessor) of the members of the Required Participants so voting to indemnify the Agent and the Lessor from and against all costs, liabilities and claims that may be incurred by or asserted against the Lessor because of the action the Required Participants direct the Agent or the Lessor to take. In no event shall any Participant instigate any suit or other action directly against the Lessee with respect to the Operative Documents or the Property, even if such Participant would, but for this Participation Agreement, be entitled to do so as a third party beneficiary or otherwise under the Operative Documents.

          (d) In the event the Lessee or its designee fails to purchase the Property after any exercise of its Purchase Option or Expiration Date Purchase Obligation or following the occurrence and continuance of an Event of Default, the Lessor shall, if the Required Participants shall agree in writing, bring suit against the Lessee to enforce the Operative Documents in such form as shall be recommended by reputable counsel, and thereafter the Lessor shall prosecute the suit with reasonable diligence in accordance with the advice of reputable counsel. If the Lessor acquires the interests of the Lessee in any of the Property as a result of such suit or otherwise, the Lessor shall thereafter proceed with reasonable diligence to sell the Property in a commercially reasonable manner to one or more bona fide third party purchasers and shall in any event endeavor to consummate the sale of the entire Property (through a single sale of the entire Property or a series of sales of parts) within five
(5) years following the date the Lessor recovers possession of the Property at the best price or prices the Lessor believes are reasonably attainable within such time. Further, after the Designated Payment Date and prior to the Lessor's sale of the entire Property, the Lessor shall retain a property management company experienced in the area where the Property is located to manage the operation of the Property and pursue the leasing of any completed Improvements which are part of the Property. The Lessor shall not retain an Affiliate of the Lessor to act as the property manager except under a bona fide, arms-length management contract containing commercially reasonable terms. Further, after the Designated Payment Date and until the Lessor sells the Property, the Lessor shall (i) endeavor in good faith to maintain, or shall obtain the agreement of one or more of such tenants to maintain, the Property in good order and repair,
(ii) procure and maintain casualty insurance against risks customarily insured against by owners of comparable properties, in amounts sufficient to eliminate the effects of coinsurance, (iii) keep and allow each Participant to review accurate books and records covering the operation of the Property, and (iv) pay prior to delinquency all taxes and assessments lawfully levied against the Property.

          (e) Notwithstanding the foregoing, Defaulting Participants shall have no voting or consent rights under this Section 11.1 and no rights to require the
                                       ------------
Lessor to call a meeting pursuant to Section 11.1(d) until they cease to be
                                     ---------------
Defaulting Participants. During any period that any Defaulting Participants have no voting rights under this Section 11.1, only the Commitment Percentages
                                 ------------
of the other Participants that still have voting rights will be considered for purposes of determining the Required Participants.

     SECTION 11.2  General.  Subject to the limitations set forth in Section
                   -------                                           -------
11.1 and Section 14:
----     ----------

          (a) The Lessor shall have the exclusive right to take any action and to exercise any available powers, rights and remedies to enforce the obligations of the Lessee under the Operative Documents, or to refrain from taking any such action or exercising any such power, right or remedy.

          (b) The Lessor shall be entitled to (i) give any consent, waiver or approval requested by the Lessee with respect to any construction or other approval contemplated in the Lease or (ii) waive or consent to any adverse title claims affecting the Property, provided that, in either case, such action will
                               --------
not have a material adverse effect on the Lessee's obligations or ability to make the payments required under the Operative Documents, the Lessor's rights and remedies under the Operative Documents or any Participant's rights hereunder.

     SECTION 11.3  Conflicts.  Notwithstanding anything to the contrary herein
                   ---------
contained, the Lessor shall be entitled, even over the objection of each Participant or the Required Participants, (i) to take any action required of the Lessor by, or to refrain from taking any action prohibited by, the Operative Documents or any law, rule or regulation to which the Lessor is subject (provided, that this Section shall not be construed to authorize the Lessor to take any action required by a modification of the Operative Documents prohibited by Section 11.1), and (ii) after notice to the Participants, to bring and
   ------------
prosecute a suit against the Lessee in the form recommended by and in accordance with advice of reputable counsel at any time when a breach of the Operative Documents by the Lessee shall have put the Lessor (or any of its officers or employees) at risk of criminal prosecution or significant liability to third parties or at any time after the Lessee or its designee fails to purchase the Property on the Designated Payment Date. Nothing herein contained shall be construed to require the Lessor to agree to modify the Operative Documents or to take any action or refrain from taking any action in any manner that could increase the Lessor's liability to the Lessee or others, that could reduce or postpone payments to which the Lessor is entitled thereunder, or that could reduce the scope and coverage of the indemnities provided for the Lessor's benefit therein.

     SECTION 11.4  Refusal to Give Consents or Fund.  If any Participant
                   --------------------------------
declines to consent to any amendment, modification, waiver, release or consent for which such Participant's consent is requested or required by reason of this Participation Agreement, or if any Participant fails to pay any amount owed by it hereunder, the Lessor shall have the right, but not the obligation and without limiting any other remedy of the Lessor, to terminate such Participant's rights to receive any further payments under Section 3 of this Participation
                                             ---------
Agreement (other than payments required because of the Lessor's collection of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount) by paying such Participant a termination fee equal to the total of:

               (i) all amounts actually advanced by such Participant to the Lessor under Section 3.4 hereof before the termination; excluding, however, any such amounts that were repaid to such Participant before the termination by actual payments made to such Participant by the Lessor of, or the Lessor's offset against, sums representing:

                    (A) Such Participant's Commitment Percentage times any payments of Rent received by the Lessor under the Lease; plus

                    (B) Such Participant's Commitment Percentage times any sales proceeds received by the Lessor under the Lease; and

               (ii) Such Participant's Commitment Percentage, times:

                    (A) the then accrued but unpaid Basic Rent due under the Lease; plus

                    (B) interest on past due amounts described in the preceding clause (A) computed at the Federal Funds Effective Rate; plus
          ----------

                    (C) interest on any amounts (other than interest itself) past due from the Lessee or its designees under the Operative Documents, computed at the Federal Funds Effective Rate.

     Such Participant's rights to receive payments equal to such Participant's Commitment Percentage of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount shall not be impaired or affected by any termination contemplated in this Section 11.4; accordingly, the
                                                 ------------
Lessor shall not, as a condition to such a termination, be required to reimburse such Participant for any payments such Participant has made in connection with Defaulted Amounts pursuant to Section 3.3.
                              -----------

     SECTION 11.5  Required Repayments.  Each Participant shall repay to the
                   -------------------
Lessor, upon written request or demand by the Lessor (i) any sums paid by the Lessor to such Participant under this Participation Agreement from, or that were computed by reference to, any Rent or other amounts which the Lessor shall be required to return or pay over to another party, whether pursuant to any bankruptcy or insolvency law or proceeding or otherwise and (ii) any interest or other amount that the Lessor is also required to pay to another party with respect to such sums. Such repayment by any Participant shall not constitute a release of such Participant's right to receive such Participant's Commitment Percentage times the amount of any such Rent or any such other amount (or any interest thereon) that the Lessor may later recover.

     SECTION 11.6  Indemnification.  Each Participant agrees to indemnify and
                   ---------------
defend the Lessor (to the extent not reimbursed by the Lessee within ten (10) days after demand) from and against such Participant's Commitment Percentage of any and all liabilities, obligations, claims, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section 11.6 collectively called "Covered
                                       ------------                      -------
Liabilities") which to any extent (in whole or in part) may be imposed on,
-----------
incurred by or asserted against the Lessor growing out of, resulting from or in any other way associated with the Property or the Operative Documents (including the enforcement thereof, whether exercised upon the Lessor's own initiative or upon the direction of the Required Participants) and the transactions and events at any time associated therewith or contemplated therein. The foregoing indemnification shall apply whether or not such Covered Liabilities are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Lessor; provided, only that no Participant shall be
                                    --------
obligated under this Section 11.6 to indemnify the Lessor (i) for Covered
                     ------------
Liabilities incurred in connection with any transfer or assignment by the Lessor of its right to receive Rent or its rights and interests in and to the Property, the Operative Documents or this Participation Agreement to its Affiliates or
(ii) for that portion or percentage, if any, of any of the Covered Liabilities which is proximately caused by: (A) the Lessor's own gross negligence or willful misconduct; (B) any representation made by the Lessor in the Operative Documents that is false in any material respect and that the Lessor knew was false at the time of the Lessor's execution of the Operative Documents; or (C) Lessor Liens not claimed by, through or under any of the Participants. After each Participant has paid its Percentage of any Covered Liabilities, each Participant shall be entitled to payment from the Lessor of an amount equal to the Adjusted Percentage (as defined below) of any payments subsequently received by the Lessor as Excess Reimbursement (as defined below) for such Covered Liabilities. As used in this Section "Adjusted Percentage" shall equal (i) such Participant's
                         -------------------
Commitment Percentage, divided by (ii) the sum of the Commitment Percentages of all Participants who have paid the Lessor their respective shares of the Covered Liabilities at issue. As used in this Section, the term "Excess Reimbursement"
                                                          --------------------
shall mean, for the Covered Liabilities at issue, amounts reimbursed or paid by the Lessee to or on behalf of the Lessor on account of such Covered Liabilities in excess of (i) such Covered Liabilities, times (ii) the Commitment Percentages of any Participants that have not paid the Lessor their respective Percentages of such Covered Liabilities.

     SECTION 11.7  Required Supplemental Payments.  In the event that the Lessee
                   ------------------------------
fails to pay any Required Supplemental Payment when due (a "Defaulted Amount"),
                                                            ----------------
the Lessor shall notify each Participant of such Defaulted Amount, whereupon each Participant shall pay to the Lessor an amount equal to such Participant's Commitment Percentage times the Defaulted Amount; such payment from Participant to the Lessor shall be due prior to 2:00 p.m., San Francisco time, on the date of such notice if such notice is given by 12:00 noon, San Francisco time, otherwise prior to 12:00 noon, San Francisco time, on the next Business Day following such notice. After payment of a Participant's Commitment Percentage times the Defaulted Amount, any payments subsequently received by the Lessor from the Lessee as reimbursement for such Defaulted Amount, and any interest received by the Lessor from the Lessee that accrued on the Defaulted Amount after the date of such Participant's payment of its Commitment Percentage times the Defaulted Amount, will constitute Supplemental Rent for purposes of computing payments due such Participant under this Participation Agreement.

     SECTION 11.8  Application of Payments Received From Defaulting Participant
                   ------------------------------------------------------------
As a Cure For Payment Defaults.  If after a failure to make a payment required
------------------------------
by Section 3.4, any Defaulting Participant cures such failure, in whole or in
   -----------
part, by paying to the Lessor all or part of such payment and interest thereon at the Late Payment Rate, then the Lessor shall apply the payments so made to the Lessor, net of the costs of collecting such payments (the "Net Cure
                                                               --------
Proceeds"), or other funds available to the Lessor equal to the Net Cure
--------
Proceeds, in the following order before applying the same to any other purpose:

               (i)  first, to make payments to the Lessor itself equal to its
                    -----
     Excess Investment (if any) until the Lessor shall no longer have any Excess Investment; and

               (ii) second, to make further Advances to the Lessee under this
                    ------
     Participation Agreement to the extent the Lessor is required or deems it appropriate to do so; provided, that such further Advances do not cause the
                           --------
     total Property Cost to exceed the sum of the Commitments.

     SECTION 11.9  Order of Application.  For purposes of this Participation
                   --------------------
Agreement, the Lessor shall be entitled, but not required, to apply any payments received from the Lessee under the Operative Documents to satisfy (1) unpaid Required Supplemental Payments (and interest thereon) not included in Rent, if any, and (2) costs incurred by the Lessor because of any sale under the Lease before applying such payments to satisfy the Lessee's other obligations, regardless of how the Lessee may have designated such payments.

     SECTION 11.10 Investments Pending Dispute Resolution; Overnight
                   -------------------------------------------------
Investments.  Whenever the Lessor in good faith determines that it does not have
-----------
all information needed to determine how payments to Participants must be made on account of any then existing Participation Interests which the Lessor has received, or whenever the Lessor in good faith determines that there is any dispute among the Participants about payments which must be made on account of Participation Interests actually received by the Lessor, the Lessor may choose to defer the payments which are the subject of such missing information or dispute. However, to minimize any such deferral, the Lessor shall attempt diligently to obtain any missing information needed to determine how payments to the Participants must be made. Also, pending any such deferral, or if the Lessor is otherwise required to invest funds pending distribution to the Participants, the Lessor shall invest funds equal to (i) the total of the Commitment Percentages of all Participants to whom payments have not been made with respect to the Participation Interests at issue, times (ii) the total percentages at issue. In addition, the Lessor shall endeavor to invest payments of Participation Interests it receives after 12:00 noon, San Francisco time, on the day in question that are to be paid to a Participant on the next Business Day pursuant to Section 3; provided that the Lessor shall have no liability to
                ---------  --------
any Participant if the Lessor is unable to make such investments. Investments by the Lessor shall be in the overnight federal funds market pending distribution, and the interest earned on each dollar of principal so invested shall be paid to the Person entitled to receive such dollar of principal when the principal is paid to such Person.

     SECTION 11.11  Agent to Exercise Lessor's Rights.  The Lessor has assigned
                    ---------------------------------
its interest in the Lease to the Agent, for the benefit of the Participants, pursuant to the Assignment of Lease. To the extent provided therein, the rights, remedies, duties and responsibilities of the Lessor contained in this
Section 11 and in the other Operative Documents with respect thereto shall be
----------
exercisable by, binding upon and inure to the benefit of the Agent, for the benefit of the Participants.

     SECTION 11.12  Exculpatory Provisions Regarding the Lessor.  Subject to the
                    -------------------------------------------
provisions of Section 11.11, each Participant hereby irrevocably authorizes the
              -------------
Lessor to take such actions on its behalf as are expressly vested in or delegated to the Lessor by the terms of this Participation Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. The provisions of the following Sections of this Participation Agreement are hereby incorporated by reference into this Section
                                                                       -------
11.12, substituting the word "Lessor" for "Agent" therein:
-----

               (i)   Section 14.1 - second sentence.
                     ------------

               (ii)  Section 14.2 - all.
                     ------------

               (iii) Section 14.3 - all.
                     ------------

               (iv)  Section 14.4 - all.
                     ------------

               (v)   Section 14.5 - first sentence.
                     ------------

               (vi)  Section 14.6 - last sentence.
                     ------------

                                  SECTION 12


                     TRANSFERS OF PARTICIPANTS' INTERESTS

     SECTION 12.1  Restrictions on and Effect of Transfer by Participants.  No
                   ------------------------------------------------------
Participant may (without the prior written consent of the Agent and Lessee (not to be unreasonably withheld)) assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under its Participation Interest or any of the Operative Documents or the Property, provided that (x) any Participant may pledge its interest without
              --------
the consent of the Agent or the Lessee to any Federal Reserve Bank, (y) without the prior written consent of the Agent, any Participant may transfer all or any portion of its interest to any Affiliate of such Participant or to any other existing Participant and (z) the Lessor may not transfer its Tranche C Participation Interest in the absence of an Event of Default; provided; further,
                                                              --------  -------
that in
the case of any transfer (other than to such Affiliate) each of the following conditions and any other applicable conditions of the other Operative Documents are satisfied:

          (a)  Required Notice and Effective Date.  Any Participant desiring to
               ----------------------------------
effect a transfer of its interest shall give written notice of each such proposed transfer to the Lessee, the Agent and each other Participant at least five (5) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs (including, without limitation, legal expenses) incurred by the Lessor, the Agent or any Participant in connection with any such disposition by a Participant under this Section 12.1
                                                                 ------------
shall be borne by such transferring Participant. In the event of a transfer under this Section 12.1, any expenses incurred by the transferee in connection
           ------------
with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which the Lessee is obligated to pay or reimburse under Section 9.
                                                                     ---------
Any such proposed transfer shall become effective upon the later of (i) the date proposed in the transfer notice referred to above and (ii) the date on which all conditions to such transfer set forth in this Section 12.1 shall have been
                                              ------------
satisfied.

          (b)  Assumption of Obligations.  Any transferee pursuant to this
               -------------------------
Section 12.1 shall execute and deliver to the Agent and the Lessee an Assignment
------------
and Acceptance in substantially the form attached as Exhibit J ("Assignment and
                                                     ---------   --------------
Acceptance"), duly executed by such transferee and the transferring Participant,
----------
and a letter in substantially the form of the Participant's Letter attached hereto as Exhibit K ("Participant's Letter"), and thereupon the obligations of
          ---------   --------------------
the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Participant" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Participant" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, the Agent shall deliver to each Participant, the Lessor and the Lessee a new Schedule I and Schedule II to
                                                  ----------     -----------
this Participation Agreement, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

          (c)  Employee Benefit Plans.  No Participant may make any such
               ----------------------
assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1) of the Code.

          (d)  Representations.  Notwithstanding anything to the contrary set
               ---------------
forth above, no Participant may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to the Agent and the Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 8 with respect to such Person (other than as such
         ---------
representation or warranty relates to the execution and delivery of Operative Documents) and representing that such Person has, independently and without reliance upon the Agent, any other Participant or, except to the extent of the Lessee's representations made under the Operative Documents when made, the Lessee, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into this transaction, the Property and the Lessee and made its own decision to enter into this transaction.

          (e)  Amounts; Agent's Fee.  Any transfer of a Tranche A Participation
               --------------------
Interest shall be in a principal amount which is equal to or greater than $2,000,000; provided, that no such minimum transfer limitation shall be imposed
            --------
on a transfer of a Tranche B Participation Interest or, if permitted to be transferred under Section 12.1, a Tranche C Participation Interest. Each
                  ------------
transferring Participant shall pay to the Agent a transfer fee of $2,500.

          (f)  Applicable Law.  Such transfer shall comply with Applicable Law
               --------------
and shall not require registration under any securities law applicable thereto.

          (g)  Effect.  From and after any transfer of its Participation
               ------
Interest the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes to the extent of such transfer, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 12.1, the
                                                           ------------
transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Participation Agreement or any other Operative Document.

     SECTION 12.2  Covenants and Agreements of Participants.
                   ----------------------------------------

          (a)  Participations.  Each Participant covenants and agrees that it
               --------------
will not grant Participations in its Participation Interest to any Person (a

"Sub-Participant") unless such participation complies with Applicable Law and
----------------
does not require registration under any securities law applicable thereto and such Sub-Participant (i) is a bank or other financial institution and (ii) represents and warrants, in writing, to such Participant for the benefit of the Participants, the Lessor and the Lessee that (A) no part of the funds used by it to acquire an interest in any Participation Interest constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code) and (B) such Sub-Participant is acquiring its interest for investment purposes without a view to the distribution thereof. Any such Person shall require any transferee of its interest in its Participation Interest to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of the Participants, the Lessor and Lessee. In the event of any such sale by a Participant of a participating interest in its Participation Interest to a Sub-Participant, such Participant's obligations under this Participation Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Participation Interest, for all purposes under this Participation Agreement and under the other Operative Documents, and the Lessor, the Agent and, except as set forth in Section 12.2(b), the Lessee shall continue to deal
                            ---------------
solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and under the other Operative Documents.

          (b) Transferee Indemnities.  Each Sub-Participant shall be entitled to
              ----------------------
the benefits of Sections 13.5, 13.6, and 13.7 and 13.10 with respect to its
                ---------------------------------------
participation in the Participation Interests outstanding from time to time; provided that no Sub-Participant shall be entitled to receive any greater amount
--------
pursuant to such Sections than the transferor Participant would have been entitled to receive in respect of the amount of the participation transferred by such transferor Participant to such Sub-Participant had no such transfer or participation occurred.

     SECTION 12.3  Future Participants.  Each Participant shall be deemed to be
                   -------------------
bound by and, upon compliance with the requirements of this Section 12, will be
                                                            ----------
entitled to all of the benefits of the provisions of, this Participation Agreement.

                                  SECTION 13

                                INDEMNIFICATION

     SECTION 13.1  General Indemnification.  The Lessee agrees, whether or not
                   -----------------------
any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:

          (a) any of the Operative Documents or any of the transactions contemplated thereby or any violation thereof, and any amendment, modification or waiver in respect thereof;

          (b) the Property, the Lease or any part thereof or interest therein;

          (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Sections 16.2, 16.3, 16.4, 17.2(c), 17.2(e) or 17.4 of the Lease or
            ----------------------------------------------------------------
any sale pursuant to Articles XX or XXII of the
                     --------------------------

Lease, return or other disposition of all or any part or any interest in the
-----
Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of federal, state or local law, rule, regulation or order or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and
(6) Claims arising from any public improvements with respect to the Property resulting in any charge or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property;

          (d) the offer, issuance or sale of the Participation Interests, provided that (i) the Lessor shall not be entitled to indemnification under this
--------
clause (d) if it shall have been determined by a court of competent jurisdiction
----------
to have breached its representation set forth in Section 8.1(h), (ii) no
                                                 --------------
Participant shall be entitled to indemnification under this clause (d) if it
                                                            ----------
shall have been determined by a court of competent jurisdiction to have breached its representation set forth in Section 8.2(f) and (iii) neither the Lessor nor
                                --------------
any Participant shall be entitled to indemnification under this clause (d) with
                                                                ----------
respect to any Claim which a court of competent jurisdiction determines to have arisen out of the gross negligence or willful misconduct of the Lessor, the Agent or any Participant or its agents, employees or contractors (other than the Lessee) or any misrepresentation of a material fact made by the Lessor, the Agent or such Participant, unless the misrepresentation was made in reliance upon and in conformity with information furnished to the Lessor or such Participant, as applicable, by the Lessee or its agents, employees or contractors;

          (e) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

          (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement, or the incurring of any fees or commissions to which the Lessor might be subjected by virtue of entering into the transactions contemplated by this Participation Agreement;

          (g) the existence of any Lien on or with respect to the Property, the Improvements, the Equipment, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, the Existing Owner, the Lessor or any of their contractors or agents or by reason of the financing of the Property or any personalty or equipment purchased or leased by the Lessee or Improvements or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Agent or the Lessor;

          (h) the transactions contemplated by the Lessee hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code (other than any Claim resulting from a breach of representation or warranty of the Lessor or any Participant); or

          (i) the Existing Financing, any documentation relating thereto, the Existing Participants, the Existing Owner, or the purchase of the Property by the Lessor, or any matters arising therefrom or related thereto; provided,
                                                                 --------
however, the Lessee shall not be required to indemnify (x) the Lessor for any
-------
Claim to the extent arising from any misrepresentation by the Lessor under
Section 8.1 (e) or (l) or from the failure by the Lessor to comply with Section
----------------------                                                  -------
10.3(a), or (y) any Indemnitee under this Section 13.1 for any of the following:
-------                                   ------------
(1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or its agents, employees or contractors (other than the Lessee and its agents, employers or contractors) (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the termination of the Lessee's right to possess and control the Property (but not any claim to the extent attributable to acts or events occurring prior to or during the Term or occurring at any time that the Lessee is in actual possession or control of the Property), (4) any Imposition or other claims for Taxes, and (5) any Claims of the type(s) described in Sections 13.2 (only with
                                                      -------------
respect to claims in respect of a decline in the Fair Market Sales Value of the Property as a result of an event described in Section 13.2(b) and the Lessee's
                                              ---------------
exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10.  It is
                                     --------------------------
expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this
                                                         ------------
Section 13.1 shall be construed as an indemnity only and not a guaranty of
------------
residual value of the Property or as a guaranty of the Participation Interests.

     SECTION 13.2  End of Term Indemnity.
                   ---------------------

          (a) If the Lessee elects the Remarketing Option and there would, after giving effect to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Maturity Date and as a condition to the Lessee's right to complete the remarketing of the Property pursuant to Section 22.1 of the Lease,
                                                     -------------------------
the Lessee shall cause to be delivered to the Lessor at least thirty (30) days prior to either the Expiration Date or the last day of the Remarketing Period, if Section 17.2(h) of the Lease is applicable, at the Lessee's sole cost and
   ----------------------------
expense, a report from an appraiser selected by the Lessor and reasonably satisfactory to the Agent and the Required Participants in form and substance satisfactory to the Lessor, the Agent and the Required Participants (the "End of
                                                                          ------
the Term Report") which shall state the appraiser's conclusions as to the reason
---------------
for any decline in the Fair Market Sales Value of the Property from that anticipated for such date in the Appraisal delivered on the Closing Date.

          (b) Prior to the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to:

               (i) extraordinary wear and tear, excessive usage, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with the Lease and all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear);

               (ii) any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee or any sublessee; or

               (iii) the existence of any Hazardous Activity, Hazardous Substance or Environmental Violations; or

               (iv) any restoration or rebuilding carried out by the Lessee or any sublessee; or

               (v) any condemnation of any portion of the Property pursuant to Article XV of the Lease; or
        -----------------------

               (vi) any use of the Property or any part thereof by the Lessee or any sublessee other than as permitted by the Operative Documents; or

               (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 12.2 of the Lease; or
                                -------------------------

               (viii) the failure of the Lessor to have good and marketable fee title to the Property free and clear of all Liens (including Permitted Liens and Permitted Exceptions) and exceptions to title, except (A) such Liens or exceptions to title that existed on the Closing Date and were disclosed in the policy of title insurance delivered pursuant to Section
                                                                      -------
     6.1; (B) Lessor Liens; and (C) to the extent any such liability arising as
     ---
     a result of a title defect is offset by the proceeds of title insurance.

     SECTION 13.3  Environmental Indemnity.  Without limitation of the other
                   -----------------------
provisions of this Section 13, the Lessee hereby agrees to indemnify, hold
                   ----------
harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, which such Indemnitee becomes subject to because of its involvement with the Property, the transactions contemplated by the Operative Documents or any other matter referred to in paragraphs (a) through (i) of Section 13.1 arising in whole or in
               ------------------------------------------
part, out of:

          (a) the presence on or under the Property of any Hazardous Substances, or any Releases or discharges of any Hazardous Substances on, under, from or onto the Property;

          (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee, the Lessor, the Existing Owner or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee, the Lessor (if such activity was undertaken with the consent or at the direction of the Lessee), the Existing Owner or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Substances that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property;

          (c) loss of or damage to any property or the environment (including, without limitation, cleanup costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

          (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records;

          (e) any residual contamination on or under the Property, or affecting any natural resources, or any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Environmental Laws; or

          (f) any material inaccuracies, misrepresentations, misstatements, and omissions and any conflicting information contained in or omitted from the Environmental Audit; provided, however, the Lessee shall not be required to
                     --------  -------
indemnify any Indemnitee under this Section 13.3 for (1) any Claim to the extent
                                    ------------
resulting from the willful misconduct or gross negligence of such Indemnitee or its agents, employees and contractors (other than the Lessee and its agents, employees and contractors) (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) subject to the provisions Section 15.2 of the Lease, any Claim to the extent
                  -------------------------
attributable to acts or events occurring after the expiration of the Term or the termination of the Lessee's right to possess and control the Property (but not any claim to the extent attributable to acts or events occurring prior to or during the Term or occurring at any time that the Lessee is in actual possession or control of the Property), (3) any Imposition or other claims for Taxes of the type(s) described in Section 13.5 or (4) any Claims of the type(s) described in
                     ------------
Sections 13.2 (only with respect to claims in respect of a decline in the Fair
-------------
Market

Sales Value of the Property and the Lessee's exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10. It is expressly understood and agreed that
         --------------------------
the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

     SECTION 13.4  Proceedings in Respect of Claims.  With respect to any amount
                   --------------------------------
that the Lessee is requested by an Indemnitee to pay by reason of Section 13.1
                                                                  ------------
or 13.3, such Indemnitee shall, if so requested by the Lessee and prior to any
-------
payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

          In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its
--------  -------
obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided further, that the Lessee shall
                                         ----------------
not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Exception) on the Property or any part thereof unless, in the case of civil liability or Lien, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or
(C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1
                                                                    ------------
or 13.3 without the prior written consent of the Indemnitee which consent shall
-------
not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

          Each Indemnitee shall at the expense of the Lessee cooperate with and supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3.
                                                      --------------------
Unless an Event of Default under the Lease shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1
                                                                    ------------
or 13.3 without the prior written consent of the Lessee, which consent shall not
-------
be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or 13.3 with respect to such Claim.
                  --------------------

          Upon payment in full of any Claim by the Lessee pursuant to Section
                                                                      -------
13.1 or 13.3 to or on behalf of an Indemnitee, the Lessee, without any further
------------
action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

          Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3
                                                          --------------------
shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Indemnitee at the expense of the Lessee.

     SECTION 13.5  General Impositions Indemnity.
                   -----------------------------

          (a) Indemnification.  The Lessee shall pay and assume liability for,
              ---------------
and does hereby agree to indemnify, protect and defend the Property and all Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

          (b) Payments.  (i) Subject to the terms of Section 13.5(f), the Lessee
              --------                               ---------------
shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Indemnitee's reasonable request, furnish to such Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

              (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.5(f) and which the Lessee pays directly to the
                 ---------------
     taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses an Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to ten (10) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 13.5(f),
                                                              ---------------
     the Lessee shall pay such Impositions or reimburse such Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section
                                                                         -------
     13.5(f).
     -------

              (iii) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the

     Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of five percent (5%) or more of the payment as computed by the Indemnitee, in which case such fee shall be paid by the Indemnitee.

          (c) Reports and Returns.  The Lessee shall be responsible for
              -------------------
preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge or should have knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnitee of such requirement and (except if such Indemnitee notifies the Lessee that such Indemnitee intends to file such report or return) (A) to the extent required or permitted by and consistent with Applicable Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnitee, advise such Indemnitee of such fact and prepare such return, statement or report for filing by such Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnitee (and not otherwise available to or within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports. Each Indemnitee agrees to use its best efforts to send to the Lessee a copy of any written request or other notice that the Indemnitee receives with respect to any reports or returns required to be filed with respect to the Property or the transactions contemplated by the Operative Documents, it being understood that no Indemnitee shall have any liability for failure to provide such copies.

          (d) Income Inclusions.  If as a result of the payment or reimbursement
              -----------------
by the Lessee of any expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Documents, the Lessor or any Participant shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Persons (without duplication of any indemnification required by subsection
(a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such person in respect thereof, as well as any interest, penalties and additions to tax payable by the Lessor, or any Participant or such Affiliate, in respect thereof.

          (e) Withholding Taxes.  As between the Lessee on one hand, and the
              -----------------
Lessor or the Agent and any Participant on the other hand, the Lessee shall be responsible for, and, subject to the provisions of Sections 13.5(g) and (h), the
                                                   ------------------------
Lessee shall indemnify and hold harmless the Lessor, the Agent and the Participants (without duplication of any indemnification required by subsection
(a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments with respect to the Participation Interests or with respect to Rent payments under the Lease or payments of the Asset Termination Value or Purchase Option Price (and, if the Lessor, the Agent or any Participant receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor, the Agent or such Participant). Notwithstanding the foregoing provisions of this Section 13.5(e) or any other
                                                 --------------
provision of any Operative Document to the contrary, the Lessee shall not be responsible for and shall not be required to indemnify or otherwise hold harmless any Person from or against any withholding tax imposed as a collection device for, or in substitution or lieu of, an income, franchise or similar tax to the extent such income, franchise or similar tax would not otherwise be subject to indemnification pursuant to this Section 13.5 (a "Qualified
                                            ------------     ---------
Withholding Tax"). As used herein, Qualified Withholding Taxes include, without
---------------
limitation, any withholding taxes arising under Section 871, 881, 1441 or 1442 of the Code and any similar taxes arising under state, local or foreign law as well as any withholding tax imposed as a collection device for, or in substitution or lieu of the Imposition that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2.

          (f)  Contests of Impositions.  (i) If a written claim is made against
               -----------------------
any Indemnitee or if any proceeding shall be commenced against such Indemnitee (including a written notice of such proceeding), for any Impositions, such Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided,
                                                                 --------
however, that, in the case of any such claim or proceeding, if action shall be
-------
required by law or regulation to be taken prior to the end of such 30-day period, such Indemnitee shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before two (2) days before the end of such shorter period; provided, further, that the failure of such
                            --------  -------
Indemnitee to give the notices referred to this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

               (ii) If, within thirty (30) days of receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified the Lessee is required by law or regulation for the Indemnitee to commence such contest), the Lessee shall request in writing that such Indemnitee contest such Imposition, the Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a
                       --------  -------
     tax other than a tax on net income and can be pursued independently from any other proceeding involving an unindemnified tax liability of such Indemnitee, the Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnitee may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

               (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that
                                                                  --------
     all decisions ultimately shall be made in the
     sole discretion of the controlling party except that no decision shall be made to concede an indemnified issue without the prior consent of Lessee (which consent shall not be unreasonably withheld). The parties agree that an Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnitee shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 13.5 by
                                                                ------------
     way of indemnification or advance for the payment of an Imposition other than expenses of such contest.

               (iv) Notwithstanding the foregoing provisions of this Section
                                                                     -------
     13.5, an Indemnitee shall not be required to take any action and the Lessee
     ----
     shall not be permitted to contest any Impositions in its own name or that of the Indemnitee unless (A) the Lessee shall have agreed such Imposition is subject to indemnity hereunder and shall pay to such Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which the Lessee may be liable to pay an indemnity under this Section 13.5) exceeds $10,000, (C) the
                                 ------------
     Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax cost to such Indemnitee),
     (E) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the Lessee shall have provided to such Indemnitee an opinion of independent tax counsel selected by the Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse judicial determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default hereunder shall have occurred and be continuing. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to a contest completed in accordance with the provisions of this Section 13.5, unless there shall
                                            ------------
     have been a change in law (or interpretation thereof) and the Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnitee will prevail in such contest.

          (g)  Documentation of Withholding Status.  Each Participant (or any
               -----------------------------------
successor thereto or transferee thereof) that is organized under the laws of a jurisdiction outside of the United States of America and each Lessor that is organized under the laws of a jurisdiction outside of the United States of America shall:

               (i) on or before the date it becomes a party to any Operative Document, deliver to the Lessee any certificates, documents, or other evidence that shall be required by the Code or Treasury Regulations issued pursuant thereto to establish its exemption from United States Federal withholding requirements, including (A) two valid, duly completed, original copies of Internal Revenue Service Form W-8BEN or Form W-8ECI or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States Federal income taxes, or (B) a valid, duly completed, original copy of Internal Revenue Service Form W-8 or Form W-9 or applicable successor form, properly and duly executed, certifying that such party is entitled to an exemption from United States of America backup withholding tax; and

               (ii) so long as it shall be legally entitled to do so, on or before the date that any such form described above expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent such form previously delivered to the Lessee, deliver to the Lessee two further valid, duly completed, original copies of any such form or certification, properly and duly executed.

          (h)  Limitation on Tax Indemnification.  The Lessee shall not be
               ---------------------------------
required to indemnify any Indemnitee, or to pay any increased amounts to any Indemnitee or tax authority with respect to any Impositions pursuant to this
Section 13.5 to the extent that (i) such Imposition is attributable to such
------------
Indemnitee's failure to comply with the provisions of Section 13.5(g); or (ii)
                                                      ---------------
to the extent such Imposition constitutes or is collected by means of a Qualified Withholding Tax.

          (i)  Tax Savings.  In the event an Indemnitee receives a refund (or
               -----------
similar tax savings) in respect of any Imposition paid or reimbursed by the Lessee which was not considered in calculating the After Tax Basis with respect to such payment or reimbursement by Lessee, such Indemnitee shall within thirty
(30) days thereafter remit the amount of such refund (or tax savings) to the Lessee, provided that the amount so remitted shall not exceed the lesser of: (i)
        --------
the amount received by such Indemnitee as a refund (or tax savings) net of all reasonable costs and expenses incurred by such Indemnitee in connection with obtaining and paying such amount; and (ii) (a) the amount of all prior payments by the Lessee to such Indemnitee with respect to Impositions, plus any refunded interest, less (b) the amount of all prior payments by the Indemnitee to the Lessee under this Section 13.5(i).
                  ---------------

     SECTION 13.6  Funding Losses.  If any payment of any Advance or any portion
                   --------------
of any Participation Interest is made on any day other than the last day of an Interest Period applicable thereto, or if the Lessee fails to utilize the proceeds of any purchase of Participation Interests after notice has been given to any Participant in accordance with Section 3 or 4, the Lessee shall reimburse each Participant
                --------------
within fifteen (15) days after demand for any Funding Losses provided that such
                                                             --------
Participant shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error, and provided further that such loss shall in no event exceed the
                    ----------------
interest on the Advances which would have been payable for the balance of such Interest Period or other period, less the amount actually earned by such Participant on such Advances. Such Participant will, at the request of the Lessee, furnish such additional information concerning the determination of such loss as the Lessee may reasonably request.

     SECTION 13.7  Regulation D Compensation.  For so long as any Participant is
                   -------------------------
required by a Change of Law to increase its existing reserve percentage above that applicable under existing law as of the Effective Date against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the interest rate on its Participation Interest in any Advance is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Participant to United States residents), and, as a result, the cost to such Participant (or its Funding Office) of purchasing or maintaining its Participation Interest in any Advance is increased, then such Participant may require the Lessee to pay, contemporaneously with each payment of interest or Yield on the Advances an additional amount on the Participation Interest of such Participant in the Advances at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the Eurocurrency Reserve Requirements and (ii) the applicable Eurodollar Rate. Any Participant wishing to require payment of such additional amount (x) shall so notify the Lessee and the Agent, in which case such additional interest on its Participation Interest in any Advance shall be payable to such Participant at the place indicated in such notice with respect to each Interest Period commencing at least three (3) Business Days after the giving of such notice and (y) shall furnish to the Lessee at least five (5) Business Days prior to each date on which interest is payable on the Advance an officer's certificate setting forth the amount to which such Participant is then entitled under this Section (which shall be consistent with such Participant's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Lessee may reasonably request as to the computation set forth therein.

     SECTION 13.8  Basis for Determining Interest Rate Inadequate or Unfair.  If
                   --------------------------------------------------------
on or prior to the first day of any Interest Period:

          (a) deposits in dollars (in the applicable amounts) are not being offered to the Agent in the relevant market for such Interest Period or any Participants shall advise the Agent that the Eurodollar Rate as determined by the Agent will not adequately and fairly reflect the cost to such Participant of funding its Participation Interest in any Advance for such Interest Period; or

          (b) any Participant determines that, by reason of the adoption, on or after the date of this Participation Agreement, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental

Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or governmental agency, it is restricted, directly or indirectly, in the amount it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rates applicable to Advances to fund its Participation Interest Commitment based on the Eurodollar Rate are directly or indirectly determined, or (ii) the category of assets which includes Advances to fund its Participation Interest Commitment based on the Eurodollar Rate; the Agent shall forthwith give notice thereof to the Lessee and the Participants, whereupon until the Agent notifies the Lessee that the circumstances giving rise to such suspension no longer exist, each outstanding Advance shall begin to bear interest on the last day of the then current Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Participants' average cost of funds employed to fund their Participation Interests, as notified to the Agent and the Lessee, plus (ii) the Applicable Margin for Eurodollar Rate-based Advances at such time.

     SECTION 13.9  Illegality.  If, on or after the date of this Participation
                   ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Charge of Law"), shall make it unlawful or impossible for any Participant (or
 -------------
its Funding Office) to purchase, maintain or fund its Participation Interest in any Advance and such Participant shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Participants and the Lessee, whereupon until such Participant notifies the Lessee and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Participant to purchase its Participation Interest in any Advance shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Participant shall, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. If such notice is given (i) the Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and (ii) each outstanding Participation Interest in any Advance of such Participant then outstanding shall begin to bear interest at the Alternate Base Rate plus the Applicable Margin either (a) on the last day of the then current Interest Period applicable to such Advance if such Participant may lawfully continue to maintain and fund such Participation Interest to such day or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Participation Interest to such day. If such notice is given the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not
                                              -------------------------
less than ten (10) days' written notice to the Lessor, the Agent and the Participants.

     SECTION 13.10 Increased Cost and Reduced Return. (a) In the event that
                   ---------------------------------
the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Participant with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) does or shall subject such Participant to any additional tax of any kind whatsoever with respect to the Operative Documents or any purchase of a Participation Interest in any Advance, or change the basis or the applicable rate of taxation of payments to such Participant of its Participation Interest or any other amount payable hereunder (except for the imposition of or change in (x) any tax on or measured by the overall net income of such Participant including, without limitation, any tax that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2 and which is not an Imposition or (y) any Qualified Withholding Tax);

               (ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Participant which are not otherwise included in determination of the rate of interest on Advances hereunder; or

               (iii) does or shall impose on such Participant any other condition; and the result of any of the foregoing is to increase the cost to such Participant of purchasing or maintaining its Participation Interest in any Advance or to reduce any amount receivable hereunder with respect thereto, then in any such case, the Lessee shall promptly pay such Participant, upon its demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable which such Participant deems to be material as determined by such Participant provided, however, that the Lessee shall not be obligated
                      --------  -------
     to pay any Participant for any such increased costs or reduced amounts incurred more than sixty (60) days prior to the date of such Participant's demand for payment if such demand was made more than sixty (60) days after the latest of (A) the date such Participant received actual notice of such increased cost or reduced amount, (B) the effective date of such change or
     (C) the date such change occurred or was enacted.

          (b) If any Participant shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Participant (or any entity directly or indirectly controlling such Participant) as a consequence of such Participant's obligations under the Operative Documents to a level below that which such Participant (or any entity directly or indirectly controlling such Participant) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then from time to time, within fifteen (15) days after demand by such Participant (with a copy to the Agent), the Lessee shall pay to such

Participant such additional amount or amounts as will compensate such Participant (or its parent) for such reduction.

          (c) Each Participant will promptly notify the Lessee and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Participant to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. A certificate of any Participant claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Participant may use any reasonable averaging and attribution methods. This Section shall survive the termination of this Participation Agreement and payment of the outstanding Advances and Participation Interests.

     SECTION 13.11  Substitution of Participant.  If (i) the obligation of any
                    ---------------------------
Participant to purchase or maintain its Participation Interest has been suspended pursuant to this Section 13, or (ii) any Participant has demanded
                           ----------
compensation or given notice of its intention to demand compensation under Sections 13.1, 13.2, 13.5 or 13.10, the Lessee shall have the right, with the
----------------------------------
assistance of the Agent, to seek one or more mutually satisfactory substitute banks or financial institutions (which may be one or more of the Participants) to replace such Participant under the Operative Documents.

     SECTION 13.12  Indemnity Payments in Addition to Residual Value Guarantee
                    ----------------------------------------------------------
Amount.  The Lessee acknowledges and agrees that its obligations to make
------
indemnity payments under this Section 13 are separate from, in addition to, and
                              ----------
do not reduce, its obligation to pay the Residual Value Guarantee Amount under the Lease; provided, that except as otherwise set forth in Section 13.2 hereof,
           --------                                        ------------
the Shortfall Amount payable by the Lessee in connection with the Remarketing Option under the Lease shall not be increased under this Section 13.
                                                         ----------

                                  SECTION 14

                                   THE AGENT

     SECTION 14.1   Appointment.  Each Participant hereby irrevocably designates
                    -----------
and appoints the Agent as the agent of such Participant under this Participation Agreement and the other Operative Documents, and each Participant irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Participation Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Participation Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Participation Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Participation Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 14.2  Delegation of Duties.  The Agent may execute any of its
                   --------------------
duties under this Participation Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 14.3  Exculpatory Provisions.  Neither the Agent nor any of its
                   ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Participation Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Participants or any other party to the Operative Documents for any recitals, statements, representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Participation Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Participation Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Participation Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder.
The Agent shall not be under any obligation to any Participant or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Participation Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

     SECTION 14.4  Reliance by Agent.  The Agent shall be entitled to rely, and
                   -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Participation Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Participants as it deems appropriate or it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Participation Agreement and the other Operative Documents in accordance with a request of the Required Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants.

     SECTION 14.5  Notice of Default.  The Agent shall not be deemed to have
                   -----------------
knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Participant, the Lessor or the Lessee describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the other parties hereto. Subject to the provisions of Section 11 and Section
                                                          ----------     -------
15.5 hereof, the Agent shall take such action with respect to such Default or
----
Event of Default as shall be reasonably directed by the Required Participants; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Participants.

     SECTION 14.6  Non-Reliance on Agent and Other Participants.  Each
                   --------------------------------------------
Participant expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Participant. Each Participant represents to the Agent that it has, independently and without reliance upon the Agent or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Lessee and the Property and made its own decision to purchase its Participation Interest hereunder and enter into this Participation Agreement. Each Participant also represents that it will, independently and without reliance upon the Agent, the Lessor or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Participation Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Participant with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 14.7  Indemnification.  The Participants agree to indemnify the
                   ---------------
Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 14.7 (or, if indemnification is
                                     ------------
sought after the date upon which the Commitments shall have terminated and the Participation Interests shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Participation Interests) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Participation Agreement, the Property, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided that no
                                                              --------

Participant shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 14.7 shall survive the
                                                 ------------
payment of the Participation Interests and all other amounts payable hereunder.

     SECTION 14.8  Agent in its Individual Capacity.  The Agent and its
                   --------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to its Participation Interest purchased by it, the Agent shall have the same rights and powers under this Participation Agreement and the other Operative Documents as any Participant and may exercise the same as though it were not the Agent, and the terms "Participant" and "Participants" shall include the Agent in its individual capacity.

     SECTION 14.9  Successor Agent.  The Agent may resign as Agent upon twenty
                   ---------------
(20) days' notice to the Participants, the Lessor or the Lessee. If the Agent shall resign as Agent under this Participation Agreement and the other Operative Documents, then the Required Participants shall appoint a successor agent for the Participants, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (and if no Default or Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Participation Agreement. If no successor Agent has accepted appointment as Agent by the date which is twenty (20) days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Participants shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Participants appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this Section
                                                                         -------
14 shall inure to its benefit as to any actions taken or omitted to be taken by
--
it while it was Agent under this Participation Agreement and the other Operative Documents.

                                  SECTION 15

                                 MISCELLANEOUS

     SECTION 15.1  Survival of Agreements.  The representations, warranties,
                   ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or any Improvements, payment of the Advances and the Participation Interests and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof.

     SECTION 15.2  No Broker, etc.  Each of the parties hereto represents to the
                   --------------
others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

     SECTION 15.3  Notices.  Unless otherwise specifically provided herein, all
                   -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, in each case directed to the address of such Person as indicated on Schedule
                                                                    --------
III.  Any such notice shall be effective upon receipt or refusal.
---

          From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

     SECTION 15.4  Counterparts.  This Participation Agreement may be executed
                   ------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 15.5  Amendments.  Subject to the provisions of Section 11 hereof,
                   ----------                                ----------
no Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee, the Lessor, the Agent or any Participant, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, the Lessor or the Agent, with the written agreement or consent of such party, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Participants, with the written agreement or consent of the Required Participants; provided, however, that
                       --------  -------

          (x) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant:

               (i) modify any of the provisions of Section 11 of this
                                                   ----------
     Participation Agreement or this Section 15.5, change the definition of
                                     ------------
     "Required Participants" or modify or waive any provision of an Operative Agreement requiring action by the foregoing;

               (ii) amend, modify, waive or supplement any of the provisions of Sections 3.6, 3.7 or 3.10 - 3.21 of this Participation Agreement or the
     --------------------------------
     representations of such Participant in Section 8 or the covenants in
                                            ---------
     Sections 7 and 10 of this Participation Agreement;
     -----------------

               (iii) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Section 13 (except that any Person may consent to any
                 ----------
     reduction, modification, amendment or waiver of any indemnity or fee payable to it);

               (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Agreement), any payment in respect of its Participation Interest, or any payment of the Asset Termination Value, Residual Value Guarantee Amount, amounts due pursuant to Section 22.2 of the Lease, or interest or, subject
                             -------------------------
     to clause (iii) above, any other amount payable under the Lease or this
        ------------
     Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Agreement), Participation Interest, Asset Termination Value, Shortfall Amount, Residual Value Guarantee Amount, Required Supplemental Payments, Property Improvements Cost, Participant Balance, Tranche A Participation Interest Balance, Tranche B Participation Interest Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents; or

               (v) consent to any assignment of the Lease, releasing the Lessee from its obligations in respect of the payments of Rent and the Asset Termination Value or changing the absolute and unconditional character of such obligation; and

          (y) no other termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Required Participants, be made to the Lease or Section 6 of this
                                                   ---------
Participation Agreement or the definition of "Event of Default".

     SECTION 15.6  Headings, etc.  The Table of Contents and headings of the
                   -------------
various Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION 15.7  Parties in Interest.  Except as expressly provided herein,
                   -------------------
none of the provisions of this Participation Agreement are intended for the benefit of any Person except the parties hereto. Subject to the provisions of
Section 25.1 of the Lease, the Lessee shall not assign or transfer any of its
-------------------------
rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Agent and the Participants, except that the Lessee may without such consent assign rights or obligations of the Lessee under the Operative Documents to an Affiliate of the Lessee, provided that the Lessee
                                                   --------
remains primarily liable with respect to such obligations and provides its full unconditional and irrevocable guaranty of such Subsidiary's obligations under the Operative Documents, such guaranty to be in form and substance reasonably satisfactory to the Required Participants. If the Lessor, the Agent and the Participants consent to any such assignment or transfer to a Person not an Affiliate of the Lessee, the Lessee shall remain primarily liable with respect to such obligations and provide its full and unconditional guaranty of such Person's obligations under the Operative Documents, such guaranty to be in form and substance reasonably satisfactory to the Required Participants.

     SECTION 15.8  GOVERNING LAW.  THIS PARTICIPATION AGREEMENT SHALL IN ALL
                   -------------
RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     SECTION 15.9  Severability.  Any provision of this Participation Agreement
                   ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 15.10 Liability Limited.  (a) The parties hereto agree that the
                   -----------------
Lessor shall have no personal liability whatsoever to the Lessee, the Agent or any Participant or their respective successors and assigns for any claim based on or in respect of the Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided,
                                                                 --------
however, that the Lessor shall be liable in its individual capacity (a) for its
-------
own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from its breach of the covenant to remove Lessor Liens set forth in Section 10.3, or (c) for any Tax based on or
                                 ------------
measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee, the Agent and the Participants are solely nonrecourse obligations and shall be enforceable solely against the interest of the Lessor in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor. Notwithstanding anything contained herein, the limitations on liability stated in the preceding provisions of this Section 15.10(a) shall not apply to
                                           ----------------
liability of the Lessor arising because of a breach of the Lessor's obligation to remove Lessor Liens or because of its receiving Advances and failing to disburse Advances to the Lessee in accordance with the Operative Documents, or failure to disburse proceeds from the sale of the Property in accordance with the Lease and this Participation Agreement.

          (b) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Agent with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

     SECTION 15.11  Further Assurances.  The parties hereto shall promptly cause
                    ------------------
to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents, and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

     SECTION 15.12  Submission to Jurisdiction.  The Lessee hereby submits to
                    --------------------------
the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 15.13  Confidentiality.  The Lessor, the Agent and each Participant
                    ---------------
represent that they will maintain the confidentiality of the transactions contemplated by, and of any written or oral information provided under, the Operative Documents by or on behalf of the Lessee (hereinafter collectively called "Confidential Information"), subject to the Lessor's, the Agent's and
        ------------------------
each Participant's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, Affiliates, auditors, counsel and other professional advisors and to other Participants, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Participants and the Lessee or any of its Subsidiaries and Affiliates and (d) right to provide such information to Sub-Participants, prospective Sub-Participants to which sales of participating interests are permitted pursuant to this Participation Agreement and prospective assignees to which assignments of interests are permitted pursuant to this Participation Agreement, but only if (i) such Sub-Participant, prospective Sub-Participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a "Participant" party hereto and (ii) the Lessee receives copies of such written agreement prior to the release of such information. Notwithstanding the foregoing, any such information supplied to a Participant, Sub-Participant, prospective Sub-Participant or prospective assignee under this Participation Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

     SECTION 15.14  WAIVER OF JURY TRIAL.  EACH OF THE LESSEE, THE AGENT, THE
                    --------------------
LESSOR, AND EACH PARTICIPANT HEREBY IRREVOCABLY WAIVES

ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 15.15  Usury Savings Clause.  Nothing contained in this
                    --------------------
Participation Agreement or the other Operative Documents shall be deemed to require the payment of interest or other charges by the Lessee or any other Person in excess of the amount which may be may lawfully be charged under any applicable usury laws. In the event that the Lessor or any other Person shall collect moneys under the Participation Agreement or any other Operative Document which are deemed to constitute interest (including, without limitation, the Basic Rent or Supplemental Rent) which would increase the effect interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the Person making such payment or credited against other amounts owed by the person making such payment.

     SECTION 15.16  Effect on Original Participation Agreement.  Effective upon
                    ------------------------------------------
the Restructuring Date, all parties hereto agree that this Participation Agreement and Schedules I, II, III and V, Appendix I and Exhibit Q attached
              --------------------------  ----------     ---------
hereto shall amend, restate in their entirety and replace, without notation, the Original Participation Agreement and Schedules I, II, III and V, Appendix I and
                                     --------------------------  ----------
Exhibit Q attached thereto; provided, however, that with respect to the period
---------                   --------  -------
prior to the Restructuring Date nothing contained herein shall (i) operate as a waiver of any right, power or remedy of the Lessor, the Agent or any Participant under the Original Participation Agreement or any other Operative Document or
(ii) extinguish or impair any obligations of the Lessee under the Original Participation Agreement or any other Operative Document except to the extent any such obligation is actually satisfied by Lessee; and provided, further, that all
                                                     --------  -------
Advances outstanding under the Original Participation Agreement shall remain outstanding and shall be deemed to have been made under this Participation Agreement on a pro rata basis by the Participants hereunder in accordance with their respective Participant Balances.

                           [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   QUANTUM CORPORATION, as Lessee


                                   By:________________________________________
                                   Name:
                                   Title:


                                   SELCO SERVICE CORPORATION., as Lessor


                                   By:________________________________________
                                   Name:
                                   Title:


                                   THE BANK OF NOVA SCOTIA, as Agent


                                   By:________________________________________
                                   Name:
                                   Title:


                                   THE BANK OF NOVA SCOTIA, as a Participant


                                   By:________________________________________
                                   Name:
                                   Title:


                                   KEYBANK NATIONAL ASSOCIATION, as a
                                   Participant


                                   By:________________________________________
                                   Name:
                                   Title:

                                   SELCO SERVICE CORPORATION, as a Participant


                                   By:________________________________________
                                   Name:
                                   Title:


                                   UNION BANK OF CALIFORNIA, N.A., as a
                                   Participant


                                   By:________________________________________
                                   Name:
                                   Title:

                                  SCHEDULE I

                                                                               Commitment
Participant                        Commitments                                 Percentage
-----------                        -----------                                 ----------
THE BANK OF NOVA SCOTIA            Tranche A Participation        $21,827,558.85              34.75%
                                   Interest:

                                   Tranche B Participation        $ 2,474,385.66               3.94%
                                   Interest:

KEYBANK NATIONAL ASSOCIATION       Tranche A Participation        $20,102,551.58              32.01%
                                   Interest:

                                   Tranche B Participation        $ 1,988,164.44               3.17%
                                   Interest:

UNION BANK OF CALIFORNIA, N.A.     Tranche A Participation        $12,507,900.46              19.92%
                                   Interest:

                                   Tranche B Participation        $ 1,692,245.31               2.69%
                                   Interest:

SELCO SERVICE CORPORATION          Tranche C Participation        $ 2,211,228.49               3.52%
                                   Interest:

     TOTAL COMMITMENT:                                            $62,804,034.79             100.00%
                                                                  ==============

                                  SCHEDULE II

                                 PRICING GRID

-------------------------------------------------------------------------------------------------
                            Applicable Margin in Basis Points per annum
-------------------------------------------------------------------------------------------------
                                       Eurodollar Advances          Alternate Base Rate Advances
-------------------------------------------------------------------------------------------------
 Level     Leverage Ratio             Tranche       Tranche           Tranche         Tranche
                                      A and B          C              A and B            C
-------------------------------------------------------------------------------------------------
   1            *0.75:1                112.50        200.00            12.50          100.00
-------------------------------------------------------------------------------------------------
   2     **0.75:1 but ***1.00:1        125.00        200.00            25.00          100.00
-------------------------------------------------------------------------------------------------
   3     **1.00:1 but ***1.25:1        137.50        200.00            37.50          100.00
-------------------------------------------------------------------------------------------------
   4     **1.25:1 but ***1.50:1        150.00        200.00            50.00          100.00
-------------------------------------------------------------------------------------------------
   5           **1.50:1                175.00        200.00            75.00          100.00
-------------------------------------------------------------------------------------------------

*   less than
**  more than or equals to
*** more than


                                  EXPLANATION

1. The Applicable Margin for each Eurodollar Rate Advance or Alternate Base Rate Advance will be based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Agent pursuant to clause (i)
                                                                     ----------
     of Section 10.1(b) of the Participation Agreement; provided, however, that
     -------------------------------------------------  --------  -------
     from July 12, 2000, until October, 19, 2000, the Applicable Margin shall be fixed as indicated for pricing level 3 set forth above.

2. The Applicable Margin shall be in effect from the date the most recent Compliance Certificate is received by the Agent to but excluding the date the next Compliance Certificate is received.

                                 SCHEDULE III

                    Notice Information and Funding Offices

Lessee:        QUANTUM CORPORATION
               500 McCarthy Boulevard
               Milpitas, California 95035

               Attention:   Lauren Halden, Assistant Treasurer

                            Telephone: (408) 894-4906
                            Facsimile: (408) 894-4562
                            Email: lauren.halden@quantum.com

Lessor:        SELCO SERVICE CORPORATION
               54 State Street
               Albany, New York 12207

               Attention:   Donald Davis, Vice President

                            Telephone: (518) 486-8984
                            Facsimile: (518) 487-4635
                            Email:

                                     III-1

Agent:         THE BANK OF NOVA SCOTIA
               580 California Street, Suite 2100
               San Francisco, California 94104

               Attention:     Chris Osborn, Director

                              Telephone:  (415) 986-1100
                              Facsimile:  (415) 397-0791
                              Email:  cosborn@scotiacapital.com

               Operations Contact:

               THE BANK OF NOVA SCOTIA
               600 Peachtree Street N.E., Suite 2700
               Atlanta, GA 30308

               Attention:     Michael Silveira or Sonia McKoy

                              Telephone:  (404) 877-1522 or 877-1553
                              Facsimile:  (404) 888-8998
                              Email:  michael_silveira@scotiacapital.com or
                                      sonia_mckoy@scotiacapital

                                     III-2

Participant:   THE BANK OF NOVA SCOTIA
               580 California Street, Suite 2100
               San Francisco, California 94104

               Attention:     Chris Osborn

                              Telephone:  (415) 986-1100
                              Facsimile:  (415) 397-0791
                              Email:  cosborn@scotiacapital.com

Operations Contact:

               THE BANK OF NOVA SCOTIA
               600 Peachtree Street N.E., Suite 2700
               Atlanta, GA 30308

               Attention:     Michael Silveira or Sonia McKoy

                              Telephone:  (404) 877-1522 or 877-1553
                              Facsimile:  (404) 888-8998
                              Email:  michael_silveira@scotiacapital.com or
                                      sonia_mckoy@scotiacapital

Payment
Instructions:  The Bank of Nova Scotia
               One Liberty Plaza
               New York, New York
               ABA No.:  026002532
               Account No.:  0610135 BNS San Francisco Loan Servicing
               Reference:  Quantum Corporation Lease

                                     III-3

Participant:  KEYBANK NATIONAL ASSOCIATION
               700 Fifth Avenue, 46th Floor
               Seattle, Washington 98104

               Attention:     Mary K. Young

                              Telephone:  (206) 684-6085
                              Facsimile:  (206) 684-6035
                              Email: mary_k_young@keybank.com

Operations Contact:

               KEYBANK NATIONAL ASSOCIATION
               431 E. Parkcenter Boulevard
               Boise, Idaho 83706

               Attention:     Andrea Eaton/Specialty Services Team

                              Telephone:  (800) 297-5518
                              Facsimile:  (800) 297-5495
                              Email:  andrea_eaton@keybank.com

Payment
Instructions:  KeyBank National Association
               Seattle, Washington
               ABA No.: 125000574
               Account Name: Western Loan Services
               Account  No.: 01500163
               Attention: Specialty Services Team
               Reference: Quantum

                                     III-4

Participant:   SELCO SERVICE CORPORATION
               54 State Street
               Albany, New York 12207

               Attention:     Donald Davis, Vice President

                              Telephone:  (518) 486-8984
                              Facsimile:  (518) 487-4635
                              Email:

Payment
Instructions:  KeyBank National Association
               Cleveland, Ohio
               ABA No.:  041001039
               Account No.: 010027501
               Attention:  Don Davis/SELCO
               Reference:  Quantum

                                     III-5

Participant:   UNION BANK OF CALIFORNIA, N.A.
               99 Almaden Street, Suite 200
               San Jose, California 95113

               Attention:     Sarabelle Hitchner

                              Telephone:  (408) 279-7208
                              Facsimile:  (408) 280-7163
                              Email:  sarabelle.hitchner@uboc.com

Operations Contact:

               UNION BANK OF CALIFORNIA, N.A.
               1980 Saturn Street
               Monterey Park, California  91755

               Attention:     Gohar Karapetyan

                              Telephone:  (323) 720-2679
                              Facsimile:  (323) 724-6198
                              Email:   gohar.karapetyan@uboc.com

Payment
Instructions:  UNION BANK OF CALIFORNIA, N.A.
               1980 Saturn Street
               Monterey, California 91755
               ABA No.:  122-000-496
               Account No.: 070196431
               Reference:  Quantum Corporation

                                     III-6

                                  SCHEDULE V

          Methodology for Calculating Partial Purchase Option Prices
          ----------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           Bank Financed Only
                                        Final Cost Summary ($000)
                                               By Building
                                                 June '00
-------------------------------------------------------------------------------------------------------
                                                                       $K
-------------------------------------------------------------------------------------------------------
                                    Total
-------------------------------------------------------------------------------------------------------
             Item                    $K         Bldg. A       Bldg. B       Bldg. C       Bldg. D Land
-------------------------------------------------------------------------------------------------------
Land
-------------------------------------------------------------------------------------------------------
Acres                                40.7           18           7.8           8.7               6.2
-------------------------------------------------------------------------------------------------------
% by Bldg.                                          44%           19%           22%               15%
-------------------------------------------------------------------------------------------------------
Cost                                4,354        1,916           827           958               653
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Bldg. + FFE                        50,716       24,421         9,607        16,188               500
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
   Total Land, Bldg. + FFE         55,070       26,337        10,434        17,146             1,153
-------------------------------------------------------------------------------------------------------
                                                    48%           19%           31%                2%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Fees
-------------------------------------------------------------------------------------------------------
Design & Construction               3,690        1,771           701         1,144                74
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Closing                               404          194            77           125                 8
-------------------------------------------------------------------------------------------------------
Construction Interest               3,340        1,603           635         1,035                67
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total                              62,504       29,905        11,847        19,452             1,300
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
$/SF                                  155          152           149           153              N/A
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 3.6

                        ADVANCES ON RESTRUCTURING DATE

Participant                             Proportionate Share of Advances
-----------                             -------------------------------

The Bank of Nova Scotia                           $150,000.00

KeyBank National Association                      $148,989.77

SELCO Service Corporation                         $  1,010.23

     TOTAL                                        $300,000.00
                                                  ===========

                                                                    SCHEDULE 6.4

                    CONDITIONS TO AMENDMENT AND RESTATEMENT

I.   Assignments and Transfers

     A.   The Original Lessor shall have executed and delivered to the Lessor:

          1. A special warranty deed, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, with respect to the Land Interest (and all Improvements located thereon), conveying fee simple title to the Land Interest (and all Improvements located thereon) to the Lessor.

          2. A bill of sale conveying the Original Lessor's interests in the Equipment and Fixtures to the Lessor.

          3. UCC-3 assignments conveying the Original Lessor's interests in the Lessor Financing Statements to the Lessor.

     B. The Original Lessor and the Lessor shall have executed and delivered a Lessor Assignment and Acceptance assigning the rights and obligations of the Original Lessor under the Operative Documents and its Tranche C Participation Interest to the Lessor, and the Lessee and the Participants shall have consented to such Lessor Assignment and Acceptance.

     C. The Original Agent and the Agent shall have executed and delivered an Resignation and Assignment by Agent and Acceptance by Successor Agent assigning the rights and obligations of the Original Agent under the Operative Documents to the Agent, and the Lessee and the Participants shall have consented to such Resignation and Assignment by Agent and Acceptance by Successor Agent.

     D. The Original Lessor, the Original Agent, the Lessor and the Agent shall have executed and delivered an Assignment and Amendment of the Mortgage and an Assignment and Assumption of Interests in Lease and Consent and the Lessee shall have consented to such Assignment and Assumption of Interests in Lease and Consent, in form appropriate for recording with the applicable Governmental Authorities.

     E. The Original Agent shall have executed and delivered UCC-3 assignments conveying the Original Agent's interests in the Agent Financing Statements to the Agent.

     F. ABN AMRO Bank N.V., San Francisco International Branch, The Bank of Nova Scotia and KeyBank National Association shall have executed and delivered an Assignment and Acceptance assigning the Tranche A Participation Interest and

                                     6.4-1

          Tranche B Participation Interest of ABN AMRO Bank N.V., San Francisco International Branch, to The Bank of Nova Scotia and KeyBank National Association.

II.  Amended and Restated Operative Documents

     A. The Lessee, the Lessor, the Participants and the Agent shall have executed and delivered the Amended and Restated Participation Agreement.

     B. The Lessee and the Lessor shall have executed and delivered the Amended and Restated Master Lease and an Amended and Restated Lease Supplement No. 1, in form appropriate for recording with the applicable Governmental Authorities.

     C. The Guarantor shall have executed and delivered a consent to such amended and restated Operative Documents.

     D. The Lessor shall have executed and delivered Agent Financing Statements in form appropriate for filing in New York.

III. Title Documents

     A. Commitments to issue the following revised title insurance policies shall have been delivered to the Agent in an amount not less than the Property Cost and reasonably satisfactory to the Lessor and the Agent with extended coverage, access, tax parcel, survey identicality, variable rate, future advances, usury, comprehensive, fraudulent conveyances, doing business, mechanics liens and zoning endorsements and such other endorsements as and to the extent available in the jurisdiction where the Property is located:

          1. An ALTA (1992) owners title insurance policy with extended coverage over the general exceptions, insuring fee title in the Lessor to the Property, subject only to Permitted Exceptions.

          2. An ALTA (1992) loan policy insuring the Agent that the Lien of the Mortgage, as assigned and amended, is a first and primary lien in the Lessor's interest in the Lease, as assigned, amended and restated, and in the fee title to the Property, subject only to the Permitted Exceptions.

          3. An ALTA (1992) loan policy insuring the Agent that the Lien of the Lease, as assigned, amended and restated, is a first and primary Lien in the Lessee's interest in the Property.

     B. The Lessor and the Agent shall have received evidence reasonably satisfactory that each of the special warranty deed described in Item I.A.1, the Amended and Restated Master Lease and Amended and Restated Lease Supplement No. 1 described in Item II.B. and the Assignment and Amendment of the Mortgage and the Assignment and Assumption of Interests in Lease and Consent described in

                                     6.4-2

          Item I.D. have been or are being recorded with the appropriate Governmental Authorities in the order listed in this clause and the UCC-3 assignments to the Lessor Financing Statements described in Item I.A.3, the UCC-3 assignments to the Agent Financing Statements described in Item I.E. and the Agent Financing Statements described in
          Item II.D. have been or are being filed with the appropriate Governmental Authorities.

IV.  Lessee Corporate Documents

     A. The Lessee shall have delivered a certificate of an authorized officer of the Lessee, dated as of the date of the Amended and Restated Participation Agreement, stating that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct in all material respects as if made on the Restructuring Date (except for representations and warranties expressly made as of a specified date, which are true and correct as of such date), (ii) no Default or Event of Default under the Operative Documents has occurred and is continuing as of the Restructuring Date; and (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it.

     B. The Lessee shall have delivered a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to be executed as of the Restructuring Date, and (ii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to be executed by it as of the Restructuring Date.

V.   Lessor Corporate Documents

     A. The Lessor shall have delivered a certificate of an authorized officer of the Lessor, dated as of the date of the Amended and Restated Participation Agreement, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Documents to which it is a party is true and correct on and as of the Restructuring Date, and (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it.

     B. The Lessor shall have delivered a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (ii) the pertinent provisions of its by-laws and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

VI.  Insurance

                                     6.4-3

     The Lessor and the Agent shall have received evidence that they are named as additional insureds and loss payees and the mortgagee endorsement with respect to the insurance required pursuant to the Lease.

VII. Fees and Expenses

     A. All fees and expenses payable to the Agent, the Lessor or the Participants set forth in an invoice received on or prior to the Restructuring Date (including fees payable pursuant to the Fee Letter) shall have been paid.

     B. All reasonable fees and expenses of counsels to the Agent and the Lessor through the Restructuring Date shall have been paid.

                                     6.4-4

                                    10.1-1

                                                                  SCHEDULE 10.01


                        EXISTING INDEBTEDNESS AND LIENS

INDEBTEDNESS

     1. Reimbursement Agreement between Sumitomo Bank, Ltd. and Quantum Peripherals (Europe), S.A., dated September 14, 1998, related to outstanding letters of credit in an amount not to exceed $85,000,000.

     2. Tax Ownership Operating Lease (Colorado Springs, CO) between Quantum Corporation and Lease Plan North America, Inc., dated August 25, 1997.

     3. Mortgage (Louisville, CO and Shrewsbury, MA), dated August 22, 1995, between Quantum Corporation and QD Investors securing $39,226,000 in outstanding principal as of December 31, 1999.

     4. Reimbursement Agreement between Fleet National Bank and ATL Products, Inc., a Subsidiary of Quantum Corporation, dated February 3, 1999, related to an outstanding letter of credit in favor of National Westminster Bank, plc in the amount of (Pounds)300,000.

LIENS
     1. Lien (State: CO, file # 19992029330, dated 5/19/99) established under the Equipment Lease Agreement between Quantum Corporation and Prentiss Property Services, as Debtor, and BCL Capital.

     2. Lien (State: CO, file # 19992024197, dated 4/29/99) established under the Equipment Lease Agreement between Quantum Corporation and Colorado Business Leasing, Inc.

     3. Lien (State: CO, file # 19982060561, dated 9/24/98) established under the Master Lease Agreement between Quantum Corporation and Avnet Computer, a division of Avnet, Inc.

     4. Lien (State: CO, file # 19972076228, dated 9/5/97) established under the Financing Statement between Quantum Corporation and Lease Plan North America, Inc.

     5. Lien (State: CO, file # 199F0722387, dated 9/5/97) established under the Financing Statement between Quantum Corporation and Lease Plan North America, Inc.

                                    10.1-2

     6. Lien (State: CO, file # 962097106, dated 12/30/96) established under the Agreement between Quantum Corporation and American Leasing, Inc.

     7. Lien (State: CO, file # 962081967, dated 10/31/96) established under the Agreement between Quantum Corporation and Finzer Leasing, Inc.

     8. Lien (State: CA, file # 9732260586, dated 11/18/97) established under the Lease Agreement between ATL Products, Inc. and Sun Microsystems Finance.

     9. Lien (State: CA, file # 9807660402, dated 3/16/98) established under the Lease Agreement between ATL Products, Inc. and Union Bank of California, N.A.

     10. Lien (State: CA, file # 9821760711, dated 8/4/98) established under the Subordination Agreement between ATL Products, Inc. and Mellon US Leasing, a Division of Mellon Leasing Corporation.

     11. Lien (State: CA, file # 9830060877, dated 10/23/98) established under the Equipment Schedule between ATL Products, Inc. and Mellon US Leasing, a Division of Mellon Leasing Corporation.

     12. Lien (State: CA, file # 9903660704, dated 2/4/99) established under the Equipment Schedule between ATL Products, Inc. and Mellon US Leasing, a Division of Mellon Leasing Corporation.

     13. Lien (State: CA, file # 9714961077, dated 5/27/97) established under rental between ATL Products, Inc. and Inter-Tel Leasing, Inc.

     14. Lien (State: CA, file # 9719760464, dated 7/11/97) established under the Agreement between ATL Products, Inc. and Imperial Bank.

     15. Lien (State: CA, file # 9510460180, dated 4/10/95) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

     16. Lien (State: CA, file # 9510460187, dated 4/10/95) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

     17. Lien (State: CA, file # 9526460720, dated 9/18/95) established under the Alternative Purchase Plan between Quantum Corporation and AT&T Capital Services Corporation.

     18. Lien (State: CA, file # 9620660866, dated 6/22/96) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

                                    10.1-3

     19. Lien (State: CA, file # 9623360189, dated 8/16/96) established under the Security Agreement between Quantum Corporation and Orix Credit Alliance, Inc.

     20. Lien (State: CA, file # 9636660392, dated 12/30/96) established under the Equipment Lease Agreement between Quantum Corporation and American Leasing, Inc.

     21. Lien (State: CA, file # 9724660679, dated 9/2/97) established under the Financing Statement between Quantum Corporation and ABN AMRO Bank, N.V. San Francisco International Branch, as Agent.

     22. Lien (State: CA, file # 9733960635, dated 12/1/97) established under the Security Agreement between Quantum Corporation and Unisource Worldwide, Inc.

     23. Lien (State: CA, file # 9813360891, dated 5/12/98) established under the Agreement between Quantum Corporation and AT&T Capital Corporation, Instrument and Data Services.

     24. Lien (State: CA, file # 9818960462, dated 7/6/98) established under the Agreement between Quantum Corporation and Employment Development Department.

     25. Lien (State: CA, file # 9934060376, dated 12/1/99) established under the Agreement between Quantum Corporation and Newcourt Technologies Corp (dba Newcourt Financial-Technology Rentals & Services.

     26. Lien (State: CA, file # 9934060391, dated 12/1/99) established under the Agreement between Quantum Corporation and Newcourt Technologies Corp (dba Newcourt Financial-Technology Rentals & Services).

     27. Lien (State: CA, file # 0003860457, dated 2/2/00) established under the Equipment Agreement between Quantum Corporation and ATEL Business Credit, Inc.

     28. Lien (State: MA, file # 345962, dated 5/25/95) established under the Schedule between Quantum Corporation and Comdisco, Inc.

     29. Lien (State: MA, file # 343626, dated 10/11/95) established under the Agreement between Quantum Corporation and Comdisco, Inc.

     30. Lien (State: MA, file # 371364, dated 2/23/96) established under the Agreement between Quantum Corporation and Business Credit Leasing.

     31. Lien (State: MA, file # 425668, dated 10/25/96) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

                                    10.1-4

     32. Lien (State: MA, file # 456959, dated 3/25/97) established under the Agreement between Quantum Corporation and Sanwa Leasing Corporation.

     33. Lien (State: MA, file # 449499, dated 2/18/97) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

     34. Lien (State: MA, file # 459264, dated 4/7/97) established under the Agreement between Quantum Corporation and Sanwa Leasing Corporation.

     35. Lien (State: MA, file # 468158, dated 5/12/97) established under the Financing Agreement between Quantum Corporation and Hewlett-Packard Company.

     36. Lien (State: MA, file # 518464, dated 12/22/97) established under the Agreement between Quantum Corporation and Sanwa Leasing Corporation.

     37. Lien (State: MA, file # 582939, dated 10/9/98) established under the Agreement between Quantum Corporation and Hewlett-Packard Company.

                                    10.1-5

                                                                       EXHIBIT Q
                                                      TO PARTICIPATION AGREEMENT

                        FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: _______________________,___

To:  The Bank of Nova Scotia, as Agent

Ladies and Gentlemen:

     Reference is made to that certain Amended and Restated Participation Agreement, dated as of July 12, 2000 between Quantum Corporation, a Delaware corporation (the "Lessee"), SELCO Service Corporation, an Ohio corporation (the
                  ------
"Lessor"), the Participants from time to time party thereto, The Bank of Nova
 ------
Scotia, as agent (the "Agent"), (said agreement, as amended, restated, extended,
                       -----
supplemented or otherwise modified in writing from time to time, the "Participation Agreement;" the terms defined therein being used herein as
 -----------------------
therein defined).

     The undersigned Responsible Officer hereby certifies as of the date hereof that he is the ____________________________________ of the Lessee, and that, as such, he is authorized to execute and deliver this Compliance Certificate to the Agent on the behalf of the Lessee, and that:

           [Use following for fiscal year-end financial statements]

     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by clause (i) of Section 10.1(a) of the Participation
                       --------------------------------------------------
Agreement for the fiscal year of the Lessee ended as of the above date, together
---------
with the report and opinion of an independent certified public accountant required by such section.

          [Use following for fiscal quarter-end financial statements]

     1.   Attached hereto as Schedule 1 are the unaudited financial statements
                             ----------
required by clause (ii) of Section 10.1(a) of the Participation Agreement for
            -------------------------------------------------------------
the fiscal quarter of the Lessee ended as of the above date. Such financial statements fairly present the financial condition, results of operations and changes in financial position of the Lessee and its Subsidiaries in accordance with GAAP as at such date and for such periods, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Participation Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Lessee during the accounting period covered by the attached financial statements.

     3. A review of the activities of the Lessee and its Subsidiaries during such fiscal period has been made under my supervision with a view to determining whether during such fiscal period the Lessee performed and observed all its respective obligations under the Operative Documents, and

                                 [select one:]

     [to the knowledge of the undersigned during such fiscal period, the Lessee performed and observed each covenant and condition of the Operative Documents applicable to it.]

                                    --or--

     [the following covenants or conditions have not been performed or observed and the following is a list of all such Defaults and its nature and status:]

     4.   The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ________________, ___________.

                                        QUANTUM CORPORATION

                                        By:____________________

                                        Name:__________________

                                        Title:_________________

         For the Quarter/Year ended _______________ ("Statement Date")
                                                      --------------

                                  SCHEDULE 2
                         to the Compliance Certificate
                                 ($ in 000's)

I.   Section 10.1(v)(i) - Minimum Consolidated Tangible Net Worth.

     A.   Actual Consolidated Tangible Net Worth at Statement Date:

          1.  Shareholders' Equity:                                               $________________

          2.  Intangible Assets:                                                  $________________

          3.  Consolidated Tangible Net Worth  (Lines I.A.1 less Line I.A.2):     $________________

     B.   75% of Consolidated Tangible Net Worth as of March 31, 2000             $________________

     C.   Amount equal to 75% of the sum of positive Consolidated Net             $________________
          Income (ignoring any quarterly losses) for each fiscal quarter after the quarter ended March 31, 2000, through and including the quarter ending on the Statement Date:

     D.   Amount equal to 75% of the Net Security Proceeds of all Equity          $________________
          Securities issued by the Lessee (excluding any issuance where the
          Net Security Proceeds to the Lessee are less than $10,000,000)
          during the period commencing on March 31, 2000 and ending on the
          Statement Date:

     E.   Amount equal to 75% of the increase in the value of                     $________________
          outstanding Equity Securities resulting from any conversion of
          Convertible Subordinated Debentures into Equity Securities during the period commencing on March 31, 2000 and ending on the
          Statement Date:

     F.   Lesser of (i) the aggregate amount paid by the Lessee to                $________________
          repurchase Equity Securities during the period commencing on
          March 31, 2000 and ending on the Statement Date, and (ii)
          $200,000,000:

     G.   Lesser of (i) the aggregate amount of charges taken by the              $________________
          Lessee for In Process Research & Development associated

          with Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during the quarter in which any such Acquisition was completed:

     H.   Sum of: Lines I.B + I.C + I.D + I.E less I.F less I.G:           $_____________________

     I.   Greater of Line I.B and I.H:                                     $_____________________

     J.   Excess (deficiency) for covenant compliance (Lines I.A.3 less    $_____________________
          I.I):

II.  Section 10.1(v)(ii) - Minimum Quick Ratio.

     A.   Quick Assets:

          1.   Amount of cash and cash equivalents of the Lessee and its                       $___________________
               Subsidiaries (excluding restricted cash) as of the Statement Date:

          2.   Amount of all accounts receivable of the Lessee and its                         $___________________
               Subsidiaries, less all reserves therefor, as of the Statement Date:

          3.   Amount of Quick Assets as of Statement Date (Lines II.A.1 + 2):                 $___________________

     B.   Current Liabilities:

          1.   Amount of current liabilities of the Lessee and its                             $___________________
               Subsidiaries as of the Statement Date (including any such
               liabilities outstanding under the Loan Documents and the
               Operative Documents):

          2.   Aggregate amount of outstanding obligations under the                           $___________________
               Loan Documents with respect to the principal amount of
               loans, the undrawn face amount of letters of credit and
               unreimbursed drawings under letters of credit (to the extent not included in Line II.B.1):

          3. For one year prior to the Maturity Date, the aggregate outstanding Synthetic Lease Obligations under the Operative
               Documents:

          4.   Amount of total current liabilities of the Lessee and its                       $___________________
               Subsidiaries as of the Statement Date (Line II.B.1 + 2 + 3):

     C.   Quick Ratio ((Line II.A.3  Line II.B.3):                                             _______________ to 1

          Minimum required:                                                                               1.10 to 1

III. Section 10.1(v)(iii) - Maximum Leverage Ratio.

     A. Consolidated EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date ("Subject Period"):
            --------------


          1.  Consolidated Net income for Subject Period:                 $___________________

          2.  Consolidated Interest Charges for Subject Period:           $___________________

          3.  Provision for income taxes for Subject Period:              $___________________

          4.  Depreciation expenses for Subject Period:                   $___________________

          5.  Amortization expenses for intangibles for Subject Period:   $___________________

          6.  Amount written off in connection with In-Process Research   $___________________
              & Development related to the Meridian Acquisition (in the
              second fiscal quarter of year 2000 only):

          7.  Amount of charge taken in connection with HDD (in the       $___________________
              second fiscal quarter of year 2000 only):

          8.  Amount of charge taken in connection with DSS (in the       $___________________
              fourth fiscal quarter of year 2000 only):

          9.  Lesser of (i) the aggregate amount of charges taken by      $___________________
              the Lessee for In Process Research & Development associated with Acquisitions during the period commencing on March 31,
              2000 and ending on the Statement Date, and (ii)
              $100,000,000; provided that any such amounts were paid
                            --------
              during the quarter in which any such Acquisition was
              completed:

          10. Consolidated EBITDA (Lines III.A.1 + 2 + 3 + 4 + 5 + 6 +    $___________________
              7 + 8 + 9):

     B.   Consolidated Funded Indebtedness at Statement Date:             $___________________

     C.   Leverage Ratio (Line III.B  Line III.A.10):                      ________________to 1

          Maximum permitted:                                                          2.00 to 1

IV.  Section 10.1(v)(iv) - Minimum Profitability.

     A.  5% of Consolidated Tangible Net Worth as of Statement Date:        $_____________________

     B.  Aggregate amount of the two greatest quarterly losses incurred     $_____________________
         during the four quarters immediately preceding the Statement Date:

     C.  Excess (deficiency) for covenant compliance (Line IV.A less        $_____________________
         Line IV.B):

     D.  Cumulative Consolidated Net Income for the four quarters           $_____________________
         immediately preceding the Statement Date:

     E.  Excess (deficiency) for covenant compliance (Line IV.D less        $_____________________
         $1.00):